February 24, 2015 F I R M O V E R V I E W Marianne Lake, Chief Financial Officer

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Strong fundamentals and track record of adapting

JPMorgan Chase overview

1 Building exceptional client franchises

- Four leading client franchises – together delivering significant value
- Client focus and long-term approach – consistently investing and innovating

2 Operating with fortress principles

- Strong foundation – capital, liquidity, balance sheet, risk discipline
- Simplification and de-risking
- Commitment to controls and culture

3 Maximizing long-term shareholder value

- Delivering significant operating leverage – while investing through-the-cycle
- Delivering strong capital returns – while adapting capital and liquidity frameworks

4 Leading to

~15%	~12%	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

1

JPMorgan Chase & Co.

F I R M O V E R V I E W 2014 results – strong underlying financial performance JPMorgan Chase overview Revenue1 Adjusted expense2 Net income CET13 Capital return  Diversification driving stable revenue, despite low rates, mortgage volatility and challenging markets  Adjusted expense down by $640mm in 2014 YoY  Adjusted overhead ratio1 of 58-60% over the last 4 years  Record net income and EPS despite revenue headwinds and elevated legal expense  Increased CET1 by 70 bps in 2014 while returning $10B net to shareholders  Increased CET1 by >300 bps since 2010 while returning $35B net to shareholders ROTCE4  2010-2012 ROTCE of 15% – 2013 at 11% but 15% adjusted $98B $58B 60% $22B $5.29 13% 10.2% $10B 1 See note 1 on slide 48 2 See note 2 on slide 48 3 Advanced Fully Phased-In basis; see note 4 on slide 48 4 See note 3 on slide 48 2

F I R M O V E R V I E W JPM continues to be a leader JPMorgan Chase overview $98 $85 $78 $85 $35 $34 JPM WFC C BAC GS MS $22 $23 $8 $5 $8 $6 JPM WFC C BAC GS MS 13% 16% 4% 3% 12% 10% JPM WFC C BAC GS MS FY2014 Net income ($B) FY2014 Managed revenue1 ($B) FY2014 ROTCE2 FY2014 TBVPS2 YoY growth 22% 5% (49)% (60)% 10% 117% JPM WFC C BAC GS MS 10% 14% 3% 5% 7% 9% JPM WFC C BAC GS MS $10 $13 $0.3 $4 $7 $1 JPM WFC C BAC GS MS FY2014 EPS YoY growth FY2014 net capital distribution ($B) 1 See note 1 in slide 48. For GS and MS, reflects revenue on a reported basis 2 See note 3 in slide 48 3 Reflects net capital distribution for the last twelve months (i.e., 4Q13-3Q14) JPM CAGR 2010-2014 8% 3 3 3

F I R M O V E R V I E W Sustained tangible book value growth JPMorgan Chase overview 1 See note 3 on slide 48 2 Net of employee issuance 3 Total net capital return payout ratio 4 Negative net payout ratio 5 Represents growth in EOP tangible common equity; see note 3 on slide 48 2010 to 2014, JPM's profits were ~$97B, despite ~$22B in after-tax legal expense and ~$13B of regulatory and control costs And we added ~$59B5 to capital after net return to shareholders of ~$35B 2 2 $15.35 $16.45 $18.88 $21.96 $22.52 $27.09 $30.18 $33.69 $38.75 $40.81 $44.69 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Tangible book value per share (TBVPS)1 11% 10Y CAGR 11% 5Y CAGR 10% 3Y CAGR 10% YoY growth Total capital return2 ($B) ($12) ($6) $1 $11 $4 $9 $10 CET1 ratio 4.7% 6.4% 7.0% 7.9% 8.7% 9.5% 10.2% 5.0% Payout ratio3 34% 62% N/M4 N/M4 7% 60% 22% 54% 47% 74% 32% N/A N/A N/A $5 $9 $6 $1 4

F I R M O V E R V I E W NIR – stability driven by diversification of businesses JPMorgan Chase overview 2010 2011 2012 2013 2014 Noninterest revenue (NIR) ($B) Note: NIR presented on a Reported basis 1 Standard deviation divided by average over 2010-2014 period Peer NIR volatility1 3% 4% 4% 8% 12% 13% 13% JPM USB WFC MS GS C BAC $51.7 $49.5 $52.1 $53.3 $50.6 Stable sources of revenue Investment banking fees Card income Lending and deposit related fees Mortgage Servicing (excl. MSR risk mgmt.) Trading revenue Private Equity gains Mortgage Production (incl. repurchase) Securities gains Other (incl. MSR risk mgmt.) Asset Management, Admin. & Commissions Volatile sources of revenue JPM has the least volatile NIR among peers driven by diversification of our businesses >2/3 of NIR is driven by businesses with stable revenue 12% 3% 3% Volatility1 5

NII – well positioned for rising rates

JPMorgan Chase overview

Firm NIM simulation



2.95%
2.18%
~50 bps
$10B+ NII
2.65-2.70%
Revised NIM range from 2014 Investor Day considers est. cost of TLAC compliance
Key assumptions:
Normalization of interest rates
Balance sheet mix shift
Faster deposit re-pricing than previous cycle
High-end from 2014 Investor Day – on higher average interest earning assets – and lower starting NIM
2005-2010 NIM
2014 NIM
Pro forma NIM

EaR and AOCI

- The Firm is positioned to benefit from rising rates
  - EaR of $2.9B for a 100 bps parallel shift[1]
    - Long-end rates only contribute $0.6B – the most meaningful driver is front-end rates
- It will take time to fully recapture the expected NII benefit – the pace of Fed tightening is uncertain
- Potential upfront negative impact to AOCI of ~50 bps of capital on stylized rate shock scenario[2]

Note: Managed basis; refer to note 1 on slide 48

[1] As of December 31, 2014. Reflects sensitivity profile of 12-month pretax NII of the Firm's non-market-based business activities

[2] For the AFS portfolio; instantaneous rate shock reflects ~+200 bps long-end and ~+375 bps front-end on fully phased-in Basel III capital. Tax effected at an incremental tax rate of 38%

FIRM OVERVIEW
6
JPMORGAN CHASE & CO.

F I R M O V E R V I E W BACC GS MS PNC USB WFC JPM 13% 1.34x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 5% 10% 15% 20% P /T B VP S 2017 ROTCE 13.0x 12.3x 12.3x 11.5x 10.2x 9.5x 9.5x 9.2x USB WFC PNC MS GS JPM BAC C Peer valuation – discount versus peers JPMorgan Chase overview 2.5% 2.5% 2.1% 2.1% 1.2% 0.9% 0.7% 0.1% JPM WFC USB PNC GS MS BAC C Note: For footnoted information, refer to slide 49 2014 Dividend yield2 2016 P/E Multiple DPS CAGR (2010-2014) Pre-crisis1 11.9x 12.8x 12.8x 9.2x 10.9x 11.6x 10.5x 11.0x 2016 yield 3.2% 2.9% 2.5% 2.4% 1.4% 1.9% 2.3% 1.1% 4 Before During After Crisis3 Crisis3 Crisis3 Current4 JPM 10% 23% (17%) (18%) GS (2%) (12%) (7%) (4%) BAC (9%) (16%) 14% (4%) WFC 14% 16% (3%) 5% USB 0% 9% 5% 3% C (3%) nm (3%) 10% PNC 13% 6% (0%) (14%) MS (14%) (23%) 2% 9% P/TBVPS vs. ROTCE regression – premium/(discount) over time 68% 61% 48% 47% 13% 15% 32% nm 7

Our businesses generate significant benefits from each other

JPMorgan Chase overview

~$15B revenue synergies	+	~$3B cost synergies	=	**$18B gross $6-7B net income**

Benefits of universal banking model go beyond measured synergies

- Scale and platform enable a portfolio approach for clients – profitability attained through a broad product set and cross-border capabilities
  - Premier Investment Banking platform and international footprint leveraged by CB and AM
  - Robust cross-sell of Treasury Services and Investor Services products
  - Rich referral network between CIB, CB and AM (~2,500 referrals between CIB and AM and 360+ U.S. Private Bank clients from CB referrals over the last 3 years)
- Diversification of businesses allows for significant investments through-the-cycle
- Extensive branch network plays a critical role as a key sales channel utilized by CB and AM
- Depth of product expertise, specialized industry knowledge and access to integrated coverage teams
- Expense synergies from shared corporate infrastructure (e.g., Finance, Risk, shared technology and operations, cybersecurity) and scale benefits enabling us to service clients more efficiently
- Fortress balance sheet provides strategic leverage (e.g., lending growth)
- Ability to attract and develop top talent

Customers, clients and employees choose JPMorgan Chase because of the breadth and quality of the franchise and our two iconic brands

FIRM OVERVIEW

8

JPMORGAN CHASE & CO.

Implications of separation scenario – Chase and J.P. Morgan

JPMorgan Chase overview

	Comments	Conclusion
Revenue and expense	▪ While most revenue synergies should remain – modest portion would be lost ▪ The ability to invest through-the-cycle and leadership positions could erode ▪ Each company would remain at scale – but would need to invest to rebuild ancillary businesses – critical infrastructure – and duplicate Corporate functions – which would impact margins	▪ Small negative ▪ Negative – not quantified ▪ Meaningfully negative
Capital	▪ Amount of excess capital available to shareholders would be more modest than implied by G-SIB scores alone – given CCAR would be the binding constraint for Consumer	▪ ~$15B+/-
Valuation	▪ Valuation range more modest than research has implied ▪ Upside driven by multiple expansion	▪ Value of synergies lost would be greater than capital freed up
Execution risk	▪ Managing transition to standalone organizations ▪ Separating and rebuilding systems, technology, controls and risk management processes ▪ Retaining management and top talent ▪ Protecting client franchise and market leadership position	▪ Increased uncertainty

Delivering on our commitments is the highest certainty path to multiple expansion and long-term shareholder value

FIRM OVERVIEW
9
JPMorgan Chase & Co.

Agenda

1 Building exceptional client franchises

- Four exceptional client franchises – leaders in their own right
- Build our businesses for the long-term – consistently innovating
- Focus on client experience and lifetime relationships
- Complete platform and diversified operating model – drives client engagement, synergies and stable returns
- Experienced management team with deep talent

2 Operating with fortress principles

3 Maximizing long-term shareholder value

4 Leading to

~15%	~12%	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

10

JPMORGAN CHASE & CO.

1 Leading client franchises

Building exceptional client franchises

We have built our client franchises over time with substantial share gains and opportunity for more

		2006	2014
CCB	Deposits market share	3.6%[1]	7.5%
	# of top 50 Chase markets where we are #1 (top 3) deposits	*11 (25)*	*15 (40)*
	Card sales market share	*16%*[2]	*21%*[2]
	Merchant processing volume	#3[3]	#1[4]
CIB	Global IB fees[5]	#2	#1
	Market share[5]	*8.6%*	*8.1%*
	Total Markets[6,7]	#8	#1
	Market share[6,7]	*7.9%*	*16.2%*
	FICC[6,7]	#7	#1
	Market share[6,7]	*9.1%*	*18.6%*
	Equities[6,7]	#8	#3
	Market share[6,7]	*6.0%*	*11.5%*
CB	# of states with Middle Market banking presence	22	30
	# of states with top 3 Middle Market banking market share[8]	6	10
	Multifamily lending[9]	#28	#1
	Gross Investment Banking revenue ($B)	$0.7	$2.0
	% of North America IB fees	*16%*	*35%*
AM	Global active long-term open-end mutual fund AUM flows[10]	#2	#1
	AUM market share[10]	*1.8%*	*2.5%*
	Overall Global Private Bank (Euromoney)	#5	#1
	Client assets market share[11]	*~1%*	*~2%*
	U.S. Hedge Fund Manager (Absolute Return)[12]	#11[13]	#2
	AUM market share[12]	*1.4%*	*3.4%*

CCB
- Relationships with **~50% of U.S. households**
- **#1 customer satisfaction** among the largest U.S. banks for the third consecutive year[14]
- #1 primary banking relationship share in Chase footprint[15]
- #1 U.S. credit card issuer based on loans outstanding[2]
- ~50% of U.S. eCommerce volume[16]

CIB
- **>80% of Fortune 500 companies** do business with us
- Top 3 in 15 product categories out of 16[17]
- #1 in both U.S. & EMEA IB fees[18]
- #1 in Global Debt, Equity & Equity-related[18]
- #1 in Global Long-Term Debt & Loan Syndications[18]
- Top 3 Custodian globally with AUC of $20.5T
- #1 USD clearing house with 19.2% share in 2014[19]

CB
- Average loans grew by 13% CAGR 2006-2014[20]
- Industry-leading credit performance TTC – 8 consecutive quarters of net recoveries or single digit NCO rate
- Leveraging the Firm's platform – avg. ~9 products/client

AM
- 84% of 10-year LT mutual fund AUM in top 2 quartiles[21]
- 23 consecutive quarters of positive LT AUM flows
- Rev. growth >70% & LT AUM growth >80% since 2006
- Doubled GWM client assets (2x industry rate) since 2006[22]

Note: For footnoted information, refer to slide 50

FIRM OVERVIEW

11

JPMORGAN CHASE & CO.

F I R M O V E R V I E W Proven best-in-class long-term performance Building exceptional client franchises 1 $529 $346 $330 $258 $219 $207 $175 JPM⁵ BLK⁶ BK Allianz⁷ MS UBS CS⁸ $99 $86 $70 $79 $56 $31 $27 $29 $20 $22 $130 $112 $99 $99 $78 JPM GS BAC C MS IB fees Markets revenue (ex. FVA/DVA) 10% 8% 8% 6% 3% 2% 9% 4% 5% (0%) 3% 4% JPM USB WFC PNC BAC C Note: For footnoted information, refer to slide 51 EOP deposits: CAGR 2010–142 8% 8% 6% 6% 6% 2% JPM PNC WFC C USB BAC EOP core loans: CAGR 2010–141 Markets revenue & IB fees ($B): Cum. 2010–14 LT net client asset flows ($B): Cum. 2010–14 Total Domestic retail 16% 13% 11% 13% 9% 8% 7% 7% 5% 6% 6% 8% 8% 5% (0%) (7%) 9% 2% 4% 4% 5% 4% 8% 5% 8% (0%) 5% 0% 2014 Flows 2014 YoY growth 2014 YoY growth Total Dom. retail $108 $181 $48 ($161) $65 $72 $34 2014 Share Markets IB fees 3 4 5 6 7 8 12

F I R M O V E R V I E W Proven best-in-class long-term performance (cont’d) Building exceptional client franchises 1 Merchant processing bankcard volumes5 2010 2013 2010 2013 Chase Industry +60% +21% 12% 11% 9% 6% 2% 2% JPM COF³ AXP⁴ DFS C BAC 2010 2011 2012 2013 2014 Credit card sales: CAGR 2010–142 Customer satisfaction score: 2010–141 21% market share in 2014 – added ~500 bps over the last 28 quarters 2014 YoY grow th Chase Industry Average Regional Banks Midsize Banks Big Banks Note: For footnoted information, refer to slide 52 11% 12% 8% 5% 5% 3% 3 4 8% 22% 8% 18% 3% 15% Online Mobile Online Mobile Online Mobile JPM WFC BAC Online and Mobile customers: YoY growth 2014 Customers (mm) Online Mobile 36 25 31 19 14 17 13

1 Consistently innovating

Building exceptional client franchises

CCB

End-to-End Platform

ChaseNet™

- Strategic partnership with Visa
- Fully integrated platform enables customized network rules and pricing that other acquirers cannot replicate
- Targeted offers platform

Digital Wallets

Chase pay™ / Apple Pay™

- ChasePay: Proprietary platform had successful pilot and is now ready for broader launch in 2015
- Apple Pay: Participant in Apple wallet

Self-Service Channels



Chase QuickPay℠

- New mobile app with customized details & more intuitive navigation
- Chase QuickPay and QuickDeposit improve customer experience
- #1 mobile banking functionality[1]

Physical Footprint





- Next generation ATMs with large screens, user friendly interface, and increased functionality
- Cash recyclers simplify branch activities and improve productivity

CIB

- End-to-end global wholesale FX platform – including merged capabilities with ChaseNet technology
- Creation of JPM Execution Services
  - #2 rank in all FX E-commerce multi-dealer platforms
- Mobile trading order technology with automated messaging and live research – further enabling clients to operate 24/7
  - Support FX execution for institutional clients via the iPhone, Android and iPad
  - Profit and Loss Magazine Digital FX award for best mobile platform in 2014

J.P.Morgan

J.P.Morgan

CB

- Innovative approach to client coverage – leveraging CIB's premier industry vertical expertise
- Launched JPMorgan ACCESS® Next Generation
  - Designed by clients to deliver increased functionality, greater efficiency and a better client experience – online, host-to-host & mobile
  - Ranked the #1 cash management portal by Greenwich Associates 2014
  - Migrated 12,000 clients ACCESS over last 2 years

2014 Cash Management Services Benchmark
J.P.Morgan ACCESS
No.1
GREENWICH ASSOCIATES

AM

- Continue to launch innovative solutions within and across asset classes – 2009-14 GIM multi-asset solutions AUM CAGR of 31%
- Enhanced GWM digital and client experience
  - Introduced digital relationship planning tool in the U.S.
  - Launched Service Knowledge Center to improve client service team response time
- Launched J.P. Morgan Mobile Insights app
  - Star Award & Best of the Best Award in 2014
  - 20 countries, 10 languages, 40,000 users



[1] Based on Forrester Research, U.S. Mobile Banking Functionality Rankings as of May 2014

14

JPMORGAN CHASE & CO.

FIRM OVERVIEW

Agenda

1 Building exceptional client franchises

2 **Operating with fortress principles**

- Strong capital and liquidity position
- Simplification and de-risking
  - Our balance sheet is less complex and of higher quality
  - Demonstrated strong risk discipline through-the-cycle
  - Executed on significant business simplification agenda – simplification continues to be a focus
- Commitment to controls and culture
  - Enhanced control infrastructure and governance – significant investments
  - Culture and conduct – recommit to our business principles

3 Maximizing long-term shareholder value

4 Leading to

~15%	~12%	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

15

JPMORGAN CHASE & CO.

❷ Strong capital and liquidity position

Operating with fortress principles

Capital and liquidity position

		Since 2010…	Estimated 4Q14
Capital	Common Equity Tier 1 (CET1) ratio[1]	>300 bps	10.2%
Capital	Bank Supplementary Leverage Ratio (SLR)[2]	>100 bps	5.9%
Capital	Firm SLR[2]		5.6%
Capital	Tier 1 capital ratio[2]	>400 bps	11.4%
Liquidity	Firm Liquidity Coverage Ratio (LCR)	~2x	>100%[3]
Liquidity	Bank LCR		>100%[3]
Liquidity	JPM internal stress		>100%[4]
Liquidity	Net Stable Funding Ratio (NSFR)		>100%[5]
	Total Loss Absorbing Capacity (TLAC)		~15%[6]

Calibration range of 16-20% under Financial Stability Board proposal

Key takeaways

- Management has met all of its capital and liquidity commitments
- JPM holds an appropriate amount of liquidity

Note: For footnoted information, refer to slide 53

FIRM OVERVIEW
16
JPMORGAN CHASE & CO.

F I R M O V E R V I E W 2010 2014 Fortress balance sheet – assets Operating with fortress principles 2 Our balance sheet has grown – but it is less complex EOP assets ($B) Note: For footnoted information, refer to slide 54 Deposits $930 $1,363 Securities $348 Secured financing2 $358 Trading assets3 $399 Loans4 $743 Other5 $197 Cash1 $480 Cash1 $39 Securities $316 Secured financing2 $356 Trading assets3 $490 Loans4 $661 Other5 $207 HQLA ~$600B Goodwill $48 Goodwill $49 Wholesale Consumer Firmwide VaR and level 3 assets have both declined by more than 50% +$440B $2,118 $2,573 17

F I R M O V E R V I E W Loan portfolio and performance Operating with fortress principles 2010 2014 Expect core loan growth of 10%+/- in 2015; expect NCOs to remain low at $4B+ in 2015 Consumer Consumer CIB CIB CB CB AM AM $693B $757B Non-core 34% of total Non-core 17% of total Peer NCO rate comparison (avg. 2010-2014) Source: Company reports 1 Consumer businesses, excluding Student, sub-prime, option ARM and PCI portfolios 2 Residential Real Estate, excluding sub-prime, option ARM and PCI portfolios 3 Represents investment grade as a percentage of total Wholesale loans and criticized as a percentage of total Wholesale retained loans 4 “JPM mix adjusted” is calculated by applying JPM NCO rates to peer mix for Card versus all other portfolios EOP loans 1.58% 0.91% 1.15% 1.17% 1.77% 0.88% 1.11% 0.91% 1.32% JPM reported PNC USB WFC BAC JPM mix adjusted4 (14)% 5% 6% 11% 24% 2% 8% Core CAGR (%) 2010-2014 JPM reported Firmwide Consumer Wholesale PNC USB WFC BAC 2 JPM has exhibited best-in-class credit performance vs. peers over the last 5 years, when adjusting for loan mix 2010 2014 Firm NCO rate, 3.81% 0.70% excl. PCI loans 2010 2014 Avg. FICO score1 719 733 Avg. LTV2 81% 63% 2010 2014 Investment grade %3 66% 74% Criticized %3 6.4% 1.5% 2014 YoY core loan growth 8% 18

2 Executed significant business simplification agenda

Operating with fortress principles

Business simplification initiatives

- ✓ Completed the spin-out of One Equity Partners and closed on the sale of a portion of our PE portfolio
- ✓ Exited physical commodities business
- ✓ Sold Global Special Opportunities Group (GSOG) portfolio
- ✓ Exit in process of majority of Broker Dealer Services (BDS) business
- ✓ Terminated transaction services for ~500 Foreign Correspondent Banking clients
- ✓ Ceased originating student loans
- ✓ Announced exit of Sears Canada and several smaller non-core card partnerships
- ✓ Announced exit of International Commercial Card
- ✓ Sold interest in Carlson Wagonlit Travel agency
- ✓ Sold Retirement Plan Services unit
- ✓ Exited prepaid card (EFS) and Order to Pay (OTP) businesses
- ✓ Sold health savings account business

Incremental financial impact[1]

	2015	2016 and beyond
Revenue	$1.6B ↓	$0.7B ↓
Expense	$1.6B ↓	$0.6B ↓

[1] Does not include the impact of the One Equity Partners and Private Equity portfolio sales

Other meaningful business actions

- ✓ Simplified Mortgage Banking products from 37 to 18 products as of 2014, with a target of further reducing to 15
- ✓ Rationalized Global Investment Management products: reduced U.S. funds # by net 6%, Asia funds net 4% and Europe funds net 2% in 2014
- ✓ De-risking through client selection – discontinuing certain businesses with select clients:
  - ✓ Exited ~8K clients in Business Banking and Commercial Banking
  - ✓ Exited ~5,500 foreign Politically Exposed Persons relationships
- ✓ Sold significant portion of CIB's trade finance EXIM/ECA portfolio

FIRM OVERVIEW

19

JPMORGAN CHASE & CO.

F I R M O V E R V I E W Recommitting to our business principles and reinforcing our culture Operating with fortress principles 2  Every business and function – across all geographies – is in the process of implementing a Culture and Conduct program  Assessment of culture and key conduct risks  Themes and gaps against what we expect of ourselves will translate into action plans  Further strengthened the connection between controls and our compensation and performance management framework  Risk and control issues carefully considered throughout the Firm’s performance evaluation and incentive compensation processes  Formal reviews and firmwide expectations designed to incentivize appropriate behaviors  Clawback policy and review in place for current, departing and former employees Doing First Class Business in a First Class Way is at the center of everything we do Business Principles  In 2014 – rearticulated our business principles and issued the “How We Do Business Report”  Sponsored by the Board and Operating Committee – delivered by firmwide management – reinforced at all levels Building Upon How We Do Business EXCEPTIONAL CLIENT SERVICE OPERATIONAL EXCELLENCE A COMMITMENT TO INTEGRITY, FAIRNESS AND RESPONSIBILITY A GREAT TEAM AND WINNING CULTURE 20

Agenda

1 Building exceptional client franchises

2 Operating with fortress principles

3 **Maximizing long-term shareholder value**

a) Delivering significant operating leverage – while investing through-the-cycle
- Consistently self-funded growth and investments
- Identified additional expense opportunities – targeting meaningful efficiency improvements

b) Delivering strong capital returns – while adapting capital and liquidity frameworks
- New capital and incentive framework reflects multiple constraints – including G-SIB
- Balancing compliance with capacity for capital distributions

4 Leading to

~15%	~12%	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

21

JPMORGAN CHASE & CO.

F I R M O V E R V I E W JPMorgan Chase managed basis1 Best-in-class peer Efficiency JPM Adjusted overhead ratio (%) expense3 saves ($) CCB 58% 55% ~50% ~$2.0B CIB 67% 60% 55-60% $2.8B CB 39% 38% 35% AM 71% 69% ≤ 70% JPM 60% 59% Overhead ratios2 weighted by JPM revenue mix JPM 2014 overhead ratios 55%+/- Competitive efficiency across businesses – with room for improvement Maximizing long-term shareholder value – operating leverage 3a 62% ex. legal Citi WFC PNC UBS WM & BLK ex. legal Note: For footnoted information, refer to slide 55 ex. legal $1.3B Expense reductions $1.5B Business simplification Managed basis including legal 22

F I R M O V E R V I E W 50 49 48 5 5 5 1 2 3 3 3 2 2012 2013 2014 2015 Adjusted expense trending down despite significant investments Maximizing long-term shareholder value – operating leverage 3a Adjusted expense1 ($B) 1 See note 2 on slide 48 2 Cost of controls defined as incremental spend over 2011 3 Remaining adjusted expense includes compensation, occupancy, other technology & communication, professional & outside services, amortization, minority interest and other expenses 4 Adjusted overhead ratio defined as adjusted expense divided by total managed revenue. See note 1 on slide 48 Core expense efficiencies self-funding growth, investments and cost of controls Investments in technology and marketing Cost of controls2 Remaining adjusted expense3 Adjusted overhead ratio4 60% 59% 60% $59.7 $59.0 $58.4 $57+/- Business simplification Driven by business simplification ($3)B 23

Agenda

1 Building exceptional client franchises

2 Operating with fortress principles

3 **Maximizing long-term shareholder value**

a) Delivering significant operating leverage – while investing through-the-cycle
- Consistently self-funded growth and investments
- Identified additional expense opportunities – targeting meaningful efficiency improvements

b) Delivering strong capital returns – while adapting capital and liquidity frameworks
- New capital and incentive framework reflects multiple constraints – including G-SIB
- Balancing compliance with capacity for capital distributions

4 Leading to

~15%	~12%	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

24

JPMORGAN CHASE & CO.

3b Capital and incentive framework

Maximizing long-term shareholder value – capital

Align incentives and business decisions to maximize ROTCE

- Framework considers all potential constraints – including SLR, G-SIB, CCAR, Standardized and Advanced RWA
- JPM to be bound by Standardized RWA – we continue to attribute CET1 based on Advanced RWA – better reflection of risk
  - Balance sheet limits on size and Standardized RWA – will minimize variance between regimes
- LOB allocation will increase over time with Firm's capital glidepath – pricing models today use future capital levels assuming 10% marginal cost of equity
- Introducing G-SIB framework – capital charge based on marginal G-SIB contribution

The Firm is taking immediate actions

FIRM OVERVIEW

25

JPMORGAN CHASE & CO.

FIRM OVERVIEW

3b Capital allocation

Maximizing long-term shareholder value – capital

Key takeaways

- Management expects to reach 11%+/- CET1 by YE2015
- Long-term CET1 target is 12% – or lower – by YE2018
  - Incl. 50 bps buffer and 4.0-4.5% G-SIB
- Expect incremental LOB equity allocations as the Firm moves up its glidepath
  - CIB to reach 12.5% by 2018
  - Future capital levels are considered in current pricing and SVA models

Common equity and performance targets ($B)

	Avg. retained common equity		Target 2015
	2014	2015	Advanced CET1
Total Consumer & Community Banking	$51.0[1]	$51.0[1]	10.0%
Consumer & Business Banking	*11.0*	*11.5*	*10.0%*
Mortgage Banking	*18.0*	*16.0*	*10.0%*
Card Services	*15.3*	*15.1*	*10.0%*
Auto & Student	*3.7*	*3.4*	*10.0%*
Corporate & Investment Bank	61.0	62.0	11.0%
Commercial Banking	14.0	14.0	10.0%
Asset Management	9.0	9.0	10.0%
Total LOBs	**$135.0**	**$136.0**	
Corporate (A)	26.2	32.0	
Total Firm (excl. Corp. Goodwill)[2]	**$161.2**	**~$168.0**	**~10.6%** ***Average***
Memo: Corporate Goodwill[3]	*42.0*	*42.0*	

+50 bps YoY

(A) Includes legacy portfolio, model enhancements and other[4]

YoY increase largely driven by increase of ~$3.5B in retained operational risk capital

[1] Includes legacy mortgage servicing operational risk capital held at CCB level of $3B and $5B in 2014 and 2015, respectively

[2] 2014 is the average of 4 quarter-end spot actual common equity excluding goodwill; 2015 value is an approximation of the same metric based on the average of year end 2014 and 2015 analyst estimates for CET1

[3] Total Firm goodwill of $48B

[4] PE, retained operational risk capital, real estate, BOLI/COLI, DTA and pension

26

JPMORGAN CHASE & CO.

F I R M O V E R V I E W Capital glidepath Maximizing long-term shareholder value – capital 3b 4.5% 4.5% 4.5% 4.5% 4.5% 1.1% 2.3% 3.4% 4.5% 0.6% 1.3% 1.9% 2.5% 2015 2016 2017 2018 2019 4.5% 6.2% 8.1% 11.5% JPM FY2014: 10.2% 2.5% 9.8%  At current CET1 – above phased-in minimums through YE2018  JPM can achieve ~12% CET1 target by YE2018 while providing significant capital return to shareholders and opportunity to increase dividends Key takeaways ~11.0% ~11.5% 12.0%+ 10.2% 4Q14 4Q15 4Q16 4Q17+ Illustrative Fully Phased-In Firm trajectory1 Total net payout1 47% 57% 60% 64% 10.6% Advanced Standardized 1 Reflects analyst estimates for earnings of ~$23B in 2015 and ~$27B for average 2016-2017, common dividends of ~$6B in 2015 and ~$7B for average 2016-2017 and net repurchases of ~$6B in 2015 and ~$8B for average 2016-2017. Total net payout reflects the full-year Capital conservation buffer G-SIB surcharge (U.S. NPR) Min. requirement Opportunity to progressively increase dividends Expect Standardized to become binding constraint by YE2015 or shortly thereafter Phased-In minimums 27

3b Standardized RWA outlook

Maximizing long-term shareholder value – capital

Advanced and Standardized RWA[1]

- Advanced RWA – results in ≥$1.5T at YE2015
  - After which we expect to run at or below this level
- Given the reduction in Advanced RWA – Standardized will become the Firm's binding constraint in the near-term
  - Standardized will be $1.55T+/- by YE2015
- We have room to optimize Standardized, including:
  - Expected market risk model benefits in 2015 and 2016
  - Benefit from implementing SA-CCR[2] in 2017
  - We will create headroom for core loan growth by funding with CIB reductions

Standardized RWA glidepath ($B)


~$1,575
~($35)
~$10
$1.55T+/-
~($75)
~$75
~($50)
Includes a mix shift from CIB to loan growth in the other LOBs
$1.5T+/-
YE2014
Market Model RWA
Growth
YE2015
Market Model RWA/SA-CCR
Growth
Incremental optimization
YE2017+

Advanced RWA	~$1,625			≥$1.5T				$1.5T+/-

Combination of model approvals, SA-CCR, G-SIB optimization and balance sheet limits results in convergence between Advanced and Standardized

[1] See note 4 on slide 48
[2] Standardized Approach for Counterparty Credit Risk

28

JPMorgan Chase & Co.

FIRM OVERVIEW

3b Competitive dynamic

Maximizing long-term shareholder value – capital

Key takeaways

- G-SIB surcharge unlikely to be a meaningful competitive disadvantage as CCAR will be binding constraint for U.S. peers
  - JPM CCAR implied loss sensitivity lower than most peers, based on 2014 DFAST
- If G-SIB surcharge is included in CCAR minimum, JPM has ~130 bps headroom before negative impacts

Required steady state CET1 ratios in CCAR – % of beg. RWA



Expected G-SIB CET1
Capital Return[1]
Implied losses[2]
Minimum stressed CET1[3]
12.0%
3.4%
2.8%
4.5%
10.7%
JPM
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5

Note: For footnoted information, refer to slide 56

29

JPMORGAN CHASE & CO.

FIRM OVERVIEW

3b G-SIB capital charge

Maximizing long-term shareholder value – capital

Overview

- There are three dimensions to our G-SIB score
  - Absolute exposures – we will aggressively manage
  - Market effects – change in market size and currency impacts
  - Time – have 3 years to optimize for compliance
- Our framework and actions reflect
  - Reshaping our business prospectively
  - Managing G-SIB through 3 lenses: ① *Product* ② *Business* ③ *Client*
    - ① Shrinking existing exposures in key areas – e.g., non-operating deposits, derivative notional compression, Level 3 assets
    - ② Addressing important strategic questions for certain sub LOBs – e.g., OTC clearing and derivatives intermediation
      - 11 of our sub-LOBs contribute ~70% of our G-SIB score
    - ③ Managing clients over the long-term based on total profitability for the Firm
- We will not overreact to market effects (e.g., FX) – U.S. framework not final
- Commonplace for certain activities to affect G-SIB in multiple categories (e.g., non-operating deposits to international financial clients)

Key components of proposed U.S. G-SIB framework

Size	Cross-jurisdictional	Interconnectedness	Complexity	STWF[2]
Leverage exposure	International activity	Activity with FIs[1], outstanding debt and market cap	OTC derivatives, Level 3 assets and Trading/AFS securities	Includes repo, non-operating deposits, Firm shorts
Market-share based				*Self-reliance measure*

Actions are being taken to reshape our business – we intend to run the Firm in the 4.0 or 4.5% G-SIB bucket

[1] Financial Institutions
[2] Short-Term Wholesale Funding

FIRM OVERVIEW
30
JPMORGAN CHASE & CO.

F I R M O V E R V I E W JPM G-SIB score pro forma Maximizing long-term shareholder value – capital 3b Score range Surcharge 1,030-1,129 5.5% 930-1,029 5.0% 830-929 4.5% 730-829 4.0% 630-729 3.5% Note: For footnoted information, refer to slide 57 Deposit actions Pro forma 4Q14 $100B non-op3 Revised score 81 (2) 79 60 (3) 58 91 (6) 85 139 0 139 372 (11) 361 69 (11) 58 2x 2x 2x U.S. G-SIB score 882 (44) 839 U.S. G-SIB surcharge 4.5% 4.5% Based on 2014 FX U.S. G-SIB surcharge 4.5 – 5.0% 4.5% Based on 2013 FX Size Category STWF1 U.S. score multiplier Cross-jurisdictional activity Interconnectedness Complexity Basel G-SIB score Pro forma G-SIB score based on preliminary estimates (bps) – assumes market held constant Sizing of potential actions in the CIB – over time – 0-100 bps 4.0 – 4.5% G-SIB surcharge Down from 404 in 4Q13 Estimated FX impact: ~45-60 bps2 In progress  Balance sheet caps  Escalation and approvals for new G-SIB intensive business  OTC notional compression  Level 3 rationalization  Trading book inventory reduction  Loans and commitments review Decisioning  Derivatives intermediation  OTC clearing  Repo/financing 31

3b Taking immediate action – non-operating deposits

Maximizing long-term shareholder value – capital

Key takeaways

- Opportunities for actions exist – decision tree below
  - Across businesses ~$390B deposits from financial institutions – of which ~$200B is non-operating
- Illustrative FI non-operating deposit economics – cash earns net 10-15 bps
  - Given contribution of FI non-operating deposits on G-SIB – impacts size, interconnectedness, STWF and potentially cross-jurisdictional – exiting these deposit balances is a rational economic decision

Deposit decision tree


FI client
Selectively use balance sheet
Sweep to money-market
(finite capacity)
Tiered Pricing
Exit client relationship
Outcome
Limited Change
B/S reduction
B/S reduction
Reprice
B/S reduction

Expect reduction of up to $100B of firmwide non-operating deposits by the end of the year

FIRM OVERVIEW
32
JPMORGAN CHASE & CO.

Agenda

1 Building exceptional client franchises	■ Four leading client franchises – together delivering significant value ■ Client focus and long-term approach – consistently investing and innovating
2 Operating with fortress principles	■ Strong foundation – capital, liquidity, balance sheet, risk discipline ■ Simplification and de-risking ■ Commitment to controls and culture
3 Maximizing long-term shareholder value	■ Delivering significant operating leverage – while investing through-the-cycle ■ Delivering strong capital returns – while adapting capital and liquidity frameworks

4 Leading to

~15%	~12%	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

33

JPMorgan Chase & Co.

FIRM OVERVIEW

4 Earnings simulation

Leading to strong returns

Assumptions – what you need to believe

- Front-end rates rising in 2H15, ~2.25% by 2017
- Core loan growth driving ~65% loans-to-deposits ratio
- $100B shift from non-operating deposits to operating deposits
- NIR CAGR excluding business simplification of ~3% and ~8% excluding CIB and MB
- Expense reduction of ~$2.0B in CCB and $2.8B in CIB – partially offset by growth in AM
- Assumed that credit costs are low for long – for the next 3 years
- Standardized RWA at $1.5T+/- – model approvals/run-off and optimization actions will offset growth

LOB ROE targets

	Proforma 2014 ROE[1]	Target ROE
CCB	18%	20%
CIB	10%	13%
CB	18%	18%
AM	23%	25%+
Firm ROTCE	**13%**	**~15%**

Net income build simulation ($B) – 3 year horizon


$22
($1.2)
Legal expense: $1.3B
Reserve release: ($1.0)B
Tax discrete: ($1.0)B
Other: ($0.5)B
$21
$3+
~$2
Expense reduction of ~$2.0B in CCB and $2.8B in CIB
Note: Includes revenue impact of business simplification
~($0.5)
Includes TLAC and derivatives market reform
$4.5
Rates impact of ~$7.5B pretax
~$30
2014 Reported net income
Significant and one-time items[2]
Adjusted net income
Investments & growth
CCB/CIB expense reduction
Remaining regulatory costs
Rates[3]
Pro forma net income

~15% *ROTCE*	~12% *CET1 ratio*	55%+/- *Overhead ratio*	55-75% *Net payout ratio*

Note: For footnoted information, refer to slide 58

34

JPMORGAN CHASE & CO.

Conclusion

1 Building exceptional client franchises

- Four exceptional client franchises – leaders in their own right
- Build our businesses for the long-term – consistently innovating
- Focus on client experience and lifetime relationships
- Complete platform and diversified operating model – drives client engagement, synergies and stable returns
- Experienced management team with deep talent

2 Operating with fortress principles

- Strong capital and liquidity position
- Simplification and de-risking
  - Our balance sheet is less complex and of higher quality
  - Demonstrated strong risk discipline through-the-cycle
  - Executed on significant business simplification agenda – simplification continues to be a focus
- Commitment to controls and culture
  - Enhanced control infrastructure and governance – significant investments
  - Culture and conduct – recommit to our business principles

3 Maximizing long-term shareholder value

- Delivering significant operating leverage – while investing through-the-cycle
  - Consistently self-funded growth and investments
  - Identified additional expense opportunities – targeting meaningful efficiency improvements
- Delivering strong capital returns – while adapting capital and liquidity frameworks
  - New capital and incentive framework reflects multiple constraints – including G-SIB
  - Balancing compliance with capacity for capital distributions

4 Leading to

~15%	~12%	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW
35
JPMORGAN CHASE & CO.

Agenda Section F I R M O V E R V I E W 36 Appendix 36 Appendix – Fixed Income 38 Notes 47

Benefits of our operating model

~$18B

Revenue benefits

- **CIB ~$5.4B[1]**
- **CB ~$2.7B[1]**
- **AM ~$2.4B[1]**
- **CCB ~$4.3B[1]**

Costs

- **~$3B**

Select examples – 2014

- CB and CIB benefits: ~$4.4B gross revenue
  - ~$2.4B of TS revenue reported in CB (>80% of CB clients use TS products)
  - ~$2.0B gross IB revenue from CB clients (35% of NA IB fees[2])
- AM and CIB benefits: ~$1.1B gross revenue
  - AM is an important client of CIB's global custody and fund services
  - Global Wealth Management (GWM) is a key distribution channel for CIB equity offerings
  - Referrals between CIB and GWM result in incremental IB fees and GWM revenue
- Global Corporate Bank generated incremental revenue of ~$1.8B[3] between 2009 and 2014
- ~$0.4B of gross FX revenue generated by TSS clients
- AM and CCB benefits: ~$0.8B gross revenue – AM solutions purchased by CCB clients in branches (including CPC)
- AM and CB benefits: ~$0.6B gross revenue – CB clients purchasing AM products
- Benefits from investment insights, products and services
- CB and CCB benefits: ~$0.5B gross revenue – Card Services revenue from CB; ~55% of CB clients visit a branch quarterly
- CIB and CCB benefits: ~$0.9B gross revenue – includes $0.2B of TS products sold to CCB clients and $0.4B newly identified Chase Commerce Solutions synergies with CIB[4]
- ~$1.8B of revenue from cards sold through branches and ~$0.7B from mortgage originations through branches
- ~$0.2B of revenue from CBB referrals to Paymentech and ~$0.5B from products sold to Card customers

---

- Primarily procurement, also includes technology, operations and other

Note: Totals may not sum due to rounding

[1] Includes revenue benefits generated through a partnership across two LOBs and then divided by 2, as well as revenue benefits generated within each LOB

[2] Calculated based on gross domestic IB fees for Syndicated Leverage Finance (SLF), M&A, Equity Underwriting and Bond Underwriting

[3] Methodology revised to exclude overlap with Inter-LOB synergies

[4] Synergies between Chase Commerce Solutions and CIB clients also existed in 2013; Chase Commerce Solutions includes Chase Paymentech, ChaseNet and Chase Offers businesses

37

JPMORGAN CHASE & CO.

APPENDIX

Agenda Page F I R M O V E R V I E W 38 Appendix – Fixed Income 38 Appendix 36 Notes 47

Overview of funding sources

Diversified funding profile to maximize cost efficiency and manage liquidity risk

Liabilities and stockholders' equity at 12/31/14 ($B)



Deposits
Trading liabilities
Other[1]
Secured funding[2]
Unsecured funding
Equity
$2,573
1,363
153
217
304
304
232
2014
Sources of funds (excluding deposits)[3]
$840
Long-term secured debt 12%
Common equity 25%
Preferred equity 2%
Other borrowed funds[4] 4%
Securities loaned/repo agreements[5] 23%
Long-term unsecured debt 25%
CP[6] 8%
Other secured 1%

[1] Other includes: accounts payable and other, Federal Funds purchased and a portion of beneficial interests issued by consolidated VIEs not considered secured funding
[2] Secured funding includes credit card securitizations, other securitizations and obligations of the Firm-administered multi-seller conduits which are included in beneficial interests issued by consolidated variable interest entities on the Firm's Consolidated balance sheets
[3] Excludes deposits, trading liabilities and other
[4] Includes structured notes and short-term secured and unsecured borrowings with contractual maturities generally one year or less
[5] Excludes federal funds purchased and long-term structured repurchase agreements of $2.7B as of 12/31/2014
[6] As of 12/31/14, 64% of the Firm's total commercial paper liabilities were not sourced from wholesale funding markets, but were originated from deposits that customers choose to sweep into commercial paper liabilities as a cash management program offered to customers of the Firm

APPENDIX – FIXED INCOME
39
JPMorgan Chase & Co.

A P P E N D I X – F I X E D I N C O M E Deposits Strong and diversified deposit growth CCB CCB CCB CCB CIB CIB CIB CIB CB CB CB CB AM AM AM AM Corporate Corporate Corporate Corporate 2011 2012 2013 2014 $1,264 $1,189 $1,106 $1,012 Total average deposits by LOB ($B) 8% 6% 12% 8% CAGR (%) 2011-2014 10% 40

A P P E N D I X – F I X E D I N C O M E Long-term debt Appropriate size, tenor and composition of long-term funding Total long-term secured and unsecured debt issuance and maturities1 ($B) Note: Numbers may not sum due to rounding; Hold Co. is defined as JPMorgan Chase & Co., “Bank” is defined as JPMorgan Chase Bank, N.A. 1 Maturities from 2010-2014 are based on actual cash flows; 2015-2019+ are based on the carrying value of the Firm's long term debt as of December 31, 2014 2 Includes maturities and issuance originating from JPMorgan Chase Bank NA, its subsidiaries and other subsidiaries of the Hold Co. 34 23 42 34 54 28 27 31 31 40 24 26 23 19 11 73 20 13 26 19 29 45 21 42 28 28 14 24 19 16 17 10 $53 $36 $68 $53 $82 $73 $48 $73 $59 $68 $38 $50 $42 $35 $28 $83 0 10 20 30 40 50 60 70 80 90 100 2010 2011 2012 2013 2014 2015 2016 2017 Hold Co. maturities Bank and other maturities2 Hold Co. issuances Bank and other issuances2 2018 2019 >2019 41

A P P E N D I X – F I X E D I N C O M E TLAC composition and calibration 165 241 20 40 39 18 26 40 65 151 2014 Buffers Other Deductions TLAC Estimated minimum TLAC ($B)1 Hold co. long-term debt maturities ($B) Note: For footnoted information, refer to slide 59 Issuance of hold co. debt and preferred equity5 ($B) 9.3% 1.2% 10.2% 22.3% 5.0% 21 24 21 18 78 2015 2016 2017 2018 >2018 TLAC eligible instruments 1.6% Capital Conservation G-SIB Potential shortfall CET1 20.0% Sub Debt 2 16.0% Senior Debt Pfd Equity 14.9% Any further potential G-SIB needs will be met through growth in CET1 2.4% 18 29 24 22 27 1 3 5 2 4 9 2010 2011 2012 2013 2014 Preferred equity Senior debt Sub debt/ TruPS 3 4 $83 Net income impact of compliance ~($100-500mm) per year6 Issuance of subordinated debt or preferred equity to fill B3 capital buckets will partially offset senior debt needs 42

A P P E N D I X – F I X E D I N C O M E Current capital position Basel III Advanced Fully Phased-In capital ratios and components at 12/31/14 ($B) $232 $212 $165 $185 $207 $20 $45 $2 $20 ~$0 $18 $4 ~$0 Total stockholders' equity Common stockholders' equity CET1 capital Total tier 1 capital Total capital Pfd equity Total tier 2 capital $22 Goodwill1 Other intangibles1 & other CET1 capital adj. Pfd equity Other tier 1 adjustments LTD and other qualifying instruments Qualifying allowance for credit losses Other 1 Goodwill and other intangible assets are net of any associated deferred tax liabilities 10.2% 11.4% 12.8% 43

Liquidity Management and Risk Oversight

Objectives

- Meet contractual and contingent obligations through normal economic cycles and during stress
- Ensure that the Firm's core businesses are able to operate in support of client needs
- Optimize funding mix and maintain sufficient liquidity

Responsibilities

- Analyze liquidity characteristics of assets and liabilities of the Firm, line of business, and legal entity level
- Manage legal, regulatory, and operational restrictions
- Define and monitor firmwide and legal entity liquidity strategies, policies, guidelines, and contingency funding plans
- Manage liquidity within approved liquidity risk appetite tolerances and limits
- Set transfer pricing framework across the Firm

Liquidity risk oversight

- Independent risk oversight function managed through a dedicated firmwide risk group reporting into the CIO, Treasury and Corporate Chief Risk Officer ("CTC CRO")
- Responsibilities include but are not limited to:
  - Establishing and monitoring limits, indicators, and thresholds, including liquidity appetite tolerances
  - Defining and monitoring internal firmwide and legal entity stress tests and regulatory defined stress testing
  - Reporting and monitoring liquidity positions, balance sheet variances and funding activities
  - Conducting ad hoc analysis to identify potential emerging liquidity risks

APPENDIX – FIXED INCOME

44

JPMORGAN CHASE & CO.

A P P E N D I X – F I X E D I N C O M E Liquidity and interest rate risk management 0% 1% 2% 3% 4% 0% 1% 2% 3% 4% 5% 6% R at es P ai d 3m LIBOR Increase in current rates from 13bps to 200bps implies a 50% reprice at 4% LIBOR JPM deposits rates paid – 2004 cycle¹ JPM deposit mix – % of total Firm average balances Current rates paid: ~13 bps Lag in deposit reprice and migration results in a lower reprice beta during the first 100 bps of a rate hike 34% 10% 47% 59% 19% 31% 2007 2014 Time Noninterest- bearing Interest- bearing (excl. time) Fewer time deposits More noninterest deposits Implications  As rates normalize, expect potential impacts to JPM’s deposit base  ~$25-50B² in deposit outflows from large scale liquidity drain as Fed unwinds QE  Shift in mix of deposits back to interest-bearing accounts similar to 2007 levels (~30% time deposits)  Estimate over 50% re-price for total deposits with other factors (LCR, technology) potentially magnifying this effect  Potential migration of retail deposits to MMFs may reduce retail deposit growth by ~$40B² as rates normalize, decreasing current retail deposit growth  We fully contemplate these effects in our liquidity and interest rate risk management processes 1 2004 cycle dates: 12/03-12/06; quarterly results shown above 2 Domestic deposit share Increase in current rates from 13 bps to i i repri t 4 LIBOR 45

Material Entities[1]



JPMorgan Chase & Co.
Holding Company
JPMorgan Chase Bank, N.A. ("JPMCB")
Material branches
JPMCB Hong Kong
JPMCB Singapore
JPMCB London
JPMCB Sydney
JPMCB Nassau
JPMCB Tokyo
JPMCB Philippines
JPMCB Zurich
JPMN Inc.
Paymentech, LLC
Chase Paymentech Solutions
Chase Paymentech Europe Limited
J.P. Morgan AG
J.P. Morgan Whitefriars Inc.
JPMorgan Securities Japan Co., Ltd.
J.P. Morgan Treasury Technologies Corporation
J.P. Morgan Limited
J.P. Morgan Securities plc
J.P. Morgan Europe Limited
J.P. Morgan International Bank Limited
Chase Bank USA
Chase Bankcard Services, Inc.
Chase Issuance Trust
U.S. Broker-Dealers
J.P. Morgan Securities LLC
J.P. Morgan Clearing Corp.
Commodities Subsidiaries
J.P. Morgan Ventures Energy Corporation
J.P. Morgan Commodities Canada Corporation²
Service Entity
J.P. Morgan Services India Private Limited
Investment Management Entities
JPMorgan Distribution Services, Inc.
JPMorgan Funds Management, Inc.
J.P. Morgan Investment Management Inc.
JPMorgan Asset Management (Europe) S.a.r.l.
JPMorgan Asset Management (UK) Limited

[1] Presented on this slide is a list, as of July 1, 2014, of JPM's 35 "material entities" for resolution planning purposes under the Dodd-Frank Act. A material entity means "a subsidiary or foreign office that is significant to the activities of a critical operation or core business line". Material entities reported under the Dodd-Frank Act may differ from the significant legal entity subsidiaries that are reported in the Firm's SEC filings

[2] Commodities Canada was sold as part of the physical commodities transaction which closed in the fourth quarter of 2014

APPENDIX – FIXED INCOME
46
JPMORGAN CHASE & CO.

Agenda Page F I R M O V E R V I E W 47 Notes 47 Appendix 36 Appendix – Fixed Income 38

N O T E S Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Adjusted expense, a non-GAAP financial measure, excludes firmwide legal expense and expense related to foreclosure-related matters (“FRM”). Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as analysts and investors, in assessing the Firm’s use of equity and are used in facilitating comparisons of the Firm with competitors. 4. Common equity tier 1 (“CET1”) capital, tier 1 capital, total capital, risk-weighted assets (“RWA”) and the CET1, tier 1 capital and total capital ratios under the Basel III Advanced and Standardized Fully Phased-In rules, and the supplementary leverage ratio (“SLR”) under the U.S. final SLR rule, are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital in the Capital Management section of Management’s discussion and analysis within JPMorgan Chase & Co.'s Annual Report on Form 10-K for the year ended December 31, 2014. 48

N O T E S Notes on slide 7: Peer valuation – discount versus peers Source: FactSet, SNL 1. Pre-crisis P/E multiple represents average next twelve months (NTM) P/E from 1/3/2005-6/29/2007 2. CAGR represents dividend per share (DPS) growth from 2010-2014; FY2014 dividends declared over 12/31/2014 share price; 2016E DPS over 2/20/2015 share price 3. Pre-crisis: 1/3/2005-6/29/2007; crisis: 7/2/2007-12/31/2009; post-crisis: 1/1/2010-2/20/2015; represents averages of premium/(discount) over time 4. Reflects current market data as of 2/20/2015, 2017 ROTCE used and calculated using 2017 EPS estimates and 4Q14 TCE rolled forward with EPS and DPS estimates, repurchases held flat to 2014 CCAR 49

N O T E S Notes on slide 11: Leading client franchises 1. Excludes WaMu and Bank of New York branch purchases. Source: FDIC Summary of Deposits survey per SNL financial; excludes all branches with $500mm+ in deposits within two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 2. Based on disclosures by peers and internal estimates 3. The 2006 figure reflects First Data joint venture; assigned 50% to First Data and 50% to JPM 4. Reflects wholly-owned acquirers. The 2014 figure is as of 2013, which is the latest available data from Nilson 5. Industry revenue pool; wallet rank and share per Dealogic 6. Based on fourth quarter exchange rates across non-USD reporting peers. 7. Revenues of 10 leading competitors, excluding FVA/DVA; includes JPM, GS, MS, C, BAC, CS, BARC, UBS, DB, HSBC; adjusted for certain one-time items; HSBC and BARC reflect results as of last twelve months (LTM) 3Q14 8. Barlow Research 9. Includes acquisition of Commercial Term Lending (CTL) portfolio through WaMu acquisition 10. Strategic Insight 11. Source: Capgemini World Wealth Report. 2014 market share estimate based on 2013 data 12. Source: Absolute Return. Includes only U.S. hedge funds with at least $1B in assets 13. Including Highbridge, which reported separately at the time 14. Based on the yearly American Customer Satisfaction Index as of December 2014 15. TNS 2014 Retail Banking Monitor; based on total U.S. (~5K surveys per quarter) and Chase footprint (~2.8K surveys per quarter); TNS survey question used to determine primary bank: “Most people have one bank they rely on more than any other. Which one of these banks do you consider to be your main or primary bank?” 16. Based on Internet Retailer for 2013 and Nilson data as of 2013 17. Dealogic 2014 wallet rankings for Banking and Coalition 3Q14 YTD rankings for Markets & Investor Services; includes Origination & Advisory, Equities and FICC 18. Dealogic as of January 2, 2015 19. Chips/Fed Volume report 20. Includes impact of WAMU acquisition in 2008, prior periods not restated 21. The “% of 10-year LT mutual fund AUM in top 2 quartiles” analysis represents the proportion of assets in mutual funds that are ranked in the top 2 quartiles of their respective peer category on a 10-year basis as of December 31, 2014. The sources of these percentile rankings, peer category definitions for each fund and the asset values used in the calculations are: Lipper (U.S. and Taiwan-domiciled funds), Morningstar (UK, Luxembourg and Hong Kong-domiciled funds), Nomura (Japan-domiciled funds), and FundDoctor (South Korea-domiciled funds). The analysis includes only retail open-ended mutual funds that are ranked by the aforementioned sources. The analysis is based on percentile rankings at the share class level for U.S. domiciled funds, at the ‘primary share class’ level for Luxembourg, UK, and Hong Kong-domiciled funds and at the aggregate fund level for all other funds. The ‘primary share class’ is defined by Morningstar and denotes the share class considered the best proxy for the fund. Where peer group rankings given for a fund are in more than one 'primary share class' territory both rankings are included to reflect local market competitiveness (applies to ‘Offshore Territories’ and ‘HK SFC Authorized’ funds only). The analysis excludes money market funds, Undiscovered Managers Fund, and Brazil and India- domiciled funds. The asset values were redenominated into USD using exchange rates sources by the aforementioned sources. The analysis pertains to percentage of assets under management, not percentage of funds. Past performance is not indicative of future performance, which may vary. 22. Source: Capgemini World Wealth Report 50

N O T E S Notes on slide 12: Proven best-in-class long-term performance Source: Company 10K and 10Q reports and SNL financial Note: Totals may not sum due to rounding 1. Total loan CAGR for USB and PNC; “Noncore” for each peer defined as “Liquidating” for WFC, “All Other Segment” for BAC and “CitiHoldings” for C 2. Total deposits – from company reports. Retail deposits – all branches with $500mm+ in deposits at any point in the last ten years excluded to adjust for commercial deposits and capture only consumer and small business deposits; includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC; EOP as of June 30th of each year 3. Market share for markets based off Top 10 which includes JPM, BAC, GS, C, MS, DB, UBS, CS, BARC, and HSBC. HSBC and BARC 2014 share reflects 4Q13-3Q14 as 2014 disclosure not yet available at time of print 4. IB fees market share based off wallet data from Dealogic as of January 2, 2015 5. JPM includes Chase Wealth Management net investments 6. BLK includes Barclays Global Investors merger-related outflows in 2010-11 7. Allianz 2010-2014 cumulative reflects 4Q09-3Q14 as 2014 disclosure not yet available at time of print; 2014 flows reflect 4Q13-3Q14. Converted at average exchange rates 8. Converted at average exchange rates 51

N O T E S Notes on slide 13: Proven best-in-class long-term performance (cont’d) Source: Company reports Note: Totals may not sum due to rounding 1. Source: J.D. Power U.S. Retail banking Satisfaction Study; Big Banks defined as Chase, Bank of America, Wells Fargo, Citibank, U.S. Bank, PNC Bank 2. Excludes Private Label and Commercial Card 3. COF excludes HSBC, Kohl’s and other acquisitions 4. AXP is U.S. Card Services only 5. Source: Chase internal data and Nilson data for the industry; U.S. bankcard volumes include Visa and MasterCard credit and signature debit volumes 52

Notes on slide 16: Strong capital and liquidity position

1. Reflects Advanced Fully Phased-In CET1 ratio
2. Refer to footnote 4 on slide 48
3. Based on the Firm's current understanding of the U.S. final LCR rules, which became effective January 1, 2015
4. Reflects 90-day peak; JPM also compliant with the 365-day internal stress test as of 4Q14
5. Estimated based on the Firm's current understanding of the final Basel NSFR rules
6. Represents ~15% of Basel III RWA and the Firm's current understanding of the estimated minimum TLAC based on Financial Stability Board proposal

NOTES

53

JPMORGAN CHASE & CO.

N O T E S Notes on slide 17: Fortress balance sheet – assets 1. Includes cash and due from banks and deposits with banks (excluding CIB) 2. Includes Fed funds sold and securities purchased under resale agreements, securities borrowed and CIB cash and due from banks 3. Includes firmwide debt, derivative and equity trading assets 4. Net of allowance for loan losses 5. Includes Private Equity and joint venture investments, accrued interest and accounts receivable, premises and equipment and other intangible assets 54

N O T E S Notes on slide 22: Competitive efficiency across businesses 1. Refer to footnote 1 on slide 48 2. Best-in-class overhead ratio represents implied expenses of comparable peer segments weighted by JPM revenue: Wells Fargo Community Banking, Citi Institutional Clients Group, PNC Corporate and Institutional Banking, UBS Wealth Management and Wealth Management Americas and BlackRock 3. Refer to footnote 2 on slide 48 55

Notes on slide 29: Competitive dynamic

Note: Analysis assumes no RWA growth in baseline, percentages based on Basel III Standardized RWA. Expected G-SIB surcharges include 0.5% management buffer

1. Analyst estimates for 9 quarters net income applicable to common 4Q14-4Q16, assuming 100% payout. Source: FactSet
2. Implied losses based on 2014 DFAST disclosure of largest peers. Dollar amount of losses calculated as change in Basel I Tier 1 Common capital adjusted for constant common dividends
3. Assumes 4.5% minimum CET1 ratio with no management buffer

NOTES

56

JPMorgan Chase & Co.

N O T E S Notes on slide 31: JPM G-SIB score pro forma Note: Totals may not sum due to rounding 1. Estimate based on current interpretation of U.S. NPR – subject to change 2. Numerator (JPM) is based upon estimated exposures, converted using Basel-provided FX rates, as of December 31, 2014. Denominator (market) is adjusted based upon known banks within the market and assumes that currency exposures are the same as the reporting currency, converted using Basel-provided FX rates, as of December 31, 2014 3. Assumes with financial institutions, 50% international and 50% domestic. 100% weight for STWF purposes 57

N O T E S Notes on slide 34: Earnings simulation Note: Numbers may not sum due to rounding for illustrative purposes. Figures are tax effected at an incremental tax rate of 38%, where applicable 1. Reflects 2014 NIAC divided by 2015 allocated equity for the lines of business ROE; Firm ROTCE is as reported 2. Includes 2014 legal expense in excess of $2B assumed run-rate legal expense (amount is for illustrative purposes only, and is not intended to be forward-looking guidance. Actual amounts may vary from assumed amount), 2014 Firm reserve releases, tax discrete items, 2014 Mortgage Banking repurchase benefits, 2014 Corporate & Investment Bank Credit adjustment & Other and Private Equity net income 3. Incremental core net interest income from rate normalization 58

N O T E S Notes on slide 42: TLAC composition and calibration Note: Numbers may not sum due to rounding Note: The estimate of Minimum Total Loss Absorbing Capacity (“TLAC”) reflects the Firm’s current understanding of how the Financial Stability Board’s (“FSB”) November 2014 consultative document on “Adequacy of loss-absorbing capacity of global systemically important banks in resolution” will be implemented in the United States. The estimate reflects certain assumptions regarding the inclusion or exclusion of certain liabilities, particularly with respect to items where further guidance is necessary, including but not limited to, the seniority of included and excluded liabilities, notes governed outside of the local law of the resolution entity, holdings of other Global Systemically Important Banks’ (“G-SIBs”) TLAC and structured notes as defined by the Firm. These assumptions may change as future regulatory guidance is received. In addition, while the current estimate includes a deduction in capital equal to the Firm’s 2.5% G-SIB capital surcharge, further deductions of capital equal to the incremental capital surcharges that may be required by the U.S. banking regulators in the future will be deducted; capital that will be deducted is expected to be met through growth in the Firm’s CET1 and will be reflected in the calculation accordingly 1. Based on Basel III Advanced Fully Phased-In RWA of $1,619B; as of 12/31/2014 2. Includes approximately $5B Trust Preferred Securities 3. Includes securities with <1 year remaining maturity, structured notes as defined by the Firm, and other deductions 4. Instruments identified as “TLAC eligible” reflect the Firm’s current understanding of the FSB’s November 2014 proposal 5. Excludes issuance of structured notes as defined by the Firm 6. This is a theoretical analysis for illustrative purposes only. It assumes current market spreads for potential incremental issuance and does not factor in any potential credit spread widening as a result of increased issuance. It also does not consider issuance needs for other purposes, such as changes in balance sheet. 59

February 24, 2015 C O R P O R A T E & I N V E S T M E N T B A N K Daniel Pinto, Chief Executive Officer Corporate & Investment Bank

Topics for discussion

Financial performance

- Best-in-class returns with low revenue volatility
- Leading market share across all major business lines
- World-class franchise: unique scale, completeness, global reach
- Strong long-term prospects

Strategy by business

- No significant change to 2014 strategy
- Good track record of optimizing business under multiple constraints
  - Now executing on plan for G-SIB optimization

Expense update

- Targeting $2.8B expense reduction to achieve 2017 expenses of $19B and an overhead ratio of 55-60%
- Significant upside from capturing efficiencies in technology and operations

Conclusions

- Updated 13% ROE target at 12.5% CET1
- Additional upside from secular trends and potential market adjustments

CORPORATE & INVESTMENT BANK
1
JPMORGAN CHASE & CO.

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 2 2014 CIB performance 2 Strategy by business 11 Expense update 23 Conclusion 27

2 0 1 4 C I B P E R F O R M A N C E 18% 15% 19% 18% 13% 43 48 53 58 63 68 73 2010 2011 2012 2013 2014 CIB has a proven track record of strong and stable performance despite recent headwinds $33.4 $33.0 $35.7 $36.7 $34.6 2010 2011 2012 2013 2014 Net revenues and O/H1,2 ($B) $8.5 $7.5 $9.3 $10.4 $8.7 2010 2011 2012 2013 2014 Net income1,2,3 ($B) ROE1,3 (%) and capital ($B) 1 Net revenues, net income, ROE, and overhead ratio excluding FVA (effective 2013) and DVA, are non-GAAP financial measures. Throughout this presentation, CIB provides several non-GAAP financial measures which exclude the impact of FVA (effective 2013) and DVA on: revenues, net income, overhead ratio, comp/revenue ratio, non-comp/revenue ratio and return on equity. These measures are used by management to assess the underlying performance of the business and for comparability with peers. For additional information on non-GAAP measures, please refer to the Notes section of the Firmwide presentation. 2 All years are restated for preferred dividends. 3 All years are restated to exclude the impact of legal expense. Highlights  Unparalleled client franchise with over 51,000 employees in 60 countries serving 7,200 of the world’s most significant corporates and financial institutions, governments and non-profit institutions  Consistently delivered market leading financial performance – over $34B in net revenue in 2014, largest in the industry  #1 Global IB franchise, #1 Markets franchise, leading Research platform, and a top tier Transaction Services business 66% 61% 58% 62% 64% O/H ratio1,3 $46.5 $47.0 $47.5 $56.5 $61.0 +$13.5B (up 28%) 5 year average 17% $8.9 $34.7 3

2 0 1 4 C I B P E R F O R M A N C E $15.0 $15.1 $15.7 $15.8 $13.8 $4.6 $4.5 $4.4 $4.8 $4.9 $3.7 $3.9 $4.0 $4.1 $4.4 $3.7 $3.8 $4.2 $4.2 $4.1 $0.8 $1.1 $1.4 $1.7 $1.1 $6.2 $5.9 $5.8 $6.3 $6.6 2010 2011 2012 2013 2014 Revenue diversification and scale drive stability CIB Revenue by Line of Business ($B)1 CIB net Revenue $33.4 $33.0 $35.7 $36.7 $34.6 1 CIB net revenue excludes FVA/DVA for 2013 and prior years; product splits additionally exclude the remaining impact of Credit Adjustments & Other. 2 Investment Banking fees include fees booked in Markets businesses. 3 Banking includes Investment Banking fees, Treasury Services, and Lending revenue. 4 Standard deviation divided by average over 2010-2014 period.  Markets revenue averaged $19.8B per year since 2010  More stable than the market  Banking3 averaged 33% of CIB revenue over the past 5 years Investment Banking Fees2 Securities Services Equities Treasury Services Fixed Income Lending  Consistent growth in Securities Services (~20% since 2010) CIB Markets Fixed Income Equities JPM 4% 4% 6% 4% Top-10 Peers 6% 11% 15% 7% Volatility4 4

Strong share position and gains over multi-year period

2010 – 2014 Growth in Revenue Pools by Product (charts indexed to 2010)

Global IB Fees – Dealogic[1]



JPM
25%
17%
Rest of Industry
2010
2011
2012
2013
2014

Fixed Income Markets[2]



Top-10: $109B → $74B
JPM: $15B → $13.7B
JPM
(9%)
Rest of Top 10
(36%)
2010
2011
2012
2013
2014

	Global IB Fees 2010	2011	2012	2013	2014	Fixed Income Markets 2010	2011	2012	2013	2014
JPM share	7.6%	8.1%	7.5%	8.5%	8.1%	13.8%	17.8%	17.2%	19.7%	18.6%
JPM rank	#1	#1	#1	#1	#1	#1	#1	#1	#1	#1

Equity Markets[2]



JPM
7%
Rest of Top 10
(7%)
2010
2011
2012
2013
2014

Treasury Services + Securities Services[3,4]



15%
JPM
2%
Rest of Top Players
2010
2011
2012
2013
2014

	Equity Markets 2010	2011	2012	2013	2014	Treasury Services + Securities Services
JPM share	10.3%	11.2%	12.0%	11.0%	11.5%	
JPM rank	#5	#4	#4	#4	#3	← Treasury Services: Top 2; Sec. Services: Top 3 →

[1] Industry revenue pool; revenue, wallet rank and share per Dealogic.
[2] Revenues of 10 leading peers (JPM, GS, MS, C, BAC, CS, BARC, UBS, DB, HSBC), excluding FVA/DVA & one-time items and includes JPM preferred restatement; HSBC and BARC as of LTM3Q14; Based on 4Q exchange rates across non-USD reporting peers.
[3] TS: Market includes JPM, Citi, BAC, DB, HSBC, BNP and BoNY; JPM/BAC inclusive of firm-wide TS revenue; SS: Market includes JPM, Citi, HSBC, BoNY, STT, NTRS, Soc Gen and BNP; NTRS FY 2014 derived from 3Q YTD run rate.
[4] FY10 JPM/TS revenue is restated to exclude Commercial Card and Standby Letters of Credit.

2014 CIB PERFORMANCE
5
JPMORGAN CHASE & CO.

2 0 1 4 C I B P E R F O R M A N C E We continue to have market-leading positions in most products JPM Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 2006 2010 2013 2014 2014 Total leadership positions 8 12 15 15 7 5 5 7 5 2 0 2 BANKING (FY2014)1 Bond underwriting 2 1 1 1 Loan syndication 1 2 1 1 ECM 3 2 2 3 M&A 2 2 2 2 USD clearing2 1 1 1 1 -- -- -- MARKETS (3Q14YTD)3 Total Fixed Income 7 2 1 1 G10 rates 2 7 1 1 Credit 5 1 2 3 G10 foreign exchange 1 3 2 2 Securitization 10 1 1 1 Emerging markets 2 2 3 3 Commodities 5 4 1 1 Public finance 5 3 3 3 Total Equities 8 4 4 3 Cash equities 8 8 6 6 Derivatives & converts 5 3 1 1 INVESTOR SERVICES (3Q14YTD)3 Prime brokerage 9 5 2 2 Futures & options 9 2 2 2 Competitive ranking in 16 product areas 1 Dealogic wallet rankings. 2 CHIPS & Fedwire report. 3 2006 based on JPM internal estimates and JPM excluding Bear Stearns; 2010, 2013 and 3Q14YTD based on Coalition for Markets and Investor Services; Coalition Top 10 banks include: BAML, BARC, BNPP, CITI, CS, DB, GS, JPM, MS, UBS; Coalition outside-in estimates of JPM and competitor revenues; All competitor and JPM estimates have been provided based on JPM’s internal structure. 3rd Tier 2nd Tier Top 3 6

2 0 1 4 C I B P E R F O R M A N C E International business with our core global clients has driven revenue growth Key international metrics  International growth largely driven by EMEA market share gains  Cross-border revenues with Corporate clients grew 13%  Loans grew 24% from $45B to $56B  Assets under custody grew 36% from $6.2T to $8.6T  Focus on cross-sell to existing clients  Close to 50% of clients use 5+ products  Single product clients declined more than 30% 1 Clients segmented by region of parent domicile. Only includes clients with $50K+ in revenue. 2 Products included are: Corporate Finance, Securitized Products, TS-Cash, TS-Liquidity, Trade, Credit, Commodities, FX, Rates, Equities, Credit Markets, IS-Custody, IS-Financing, IS-ACCE, AM, and Card.  International growth largely driven by EMEA market share gains  In 2014, improved from #2 to #1 in EMEA IB fees, with 7.5% of market share (up from 6.2% in 2012)  Cross-border revenues with Corporate clients grew 13% between 2011 and 2014  Assets under custody grew 36% between 2010 and 2014 from $6.3T to $8.6T  Focus on cross-sell to existing cli nts  ~50% of international clients use 5+ products2  Single-product clients declined more than 30% between 2011 and 20142 Revenue ($B) Number of clients1 2010 2012 2014 LatAm APAC EMEA North America $33.4 $34.6 2010-14 Change +12% 2010 2012 2014 LatAm APAC EMEA North America ~6,700 ~7,200 $35.7 ~7,200 53% 29% 14% 3% 52% 32% 12% 4% 50% 33% 14% 3% 42% 33% 18% 7% 39% 34% 19% 8% 38% 35% 18% 10% 7

2 0 1 4 C I B P E R F O R M A N C E 2.1% 0.4% 2.9% (1.6%) (0.7%) (1.8%) (0.5%) 17.2% 13.0% FY13 Revenue Compensation Controls & Regulatory Fees Capital Other FY14 ROE decline in 2014 driven by lower revenue, higher capital requirements, and higher controls related / legal expenses Legal expense 1 Includes impact of higher preferred stock dividends. 2 Other includes the net effect of business simplification, credit costs, and other. FVA/ DVA 2  Predominantly from challenging Fixed Income environment  Capital grew from $56.5B to $61B CIB Normalized ROE walk – FY 2013 to 2014 15.1% 10.1% 1 8

2 0 1 4 C I B P E R F O R M A N C E 2013 CIB daily market risk-related gains & losses on covered positions and Markets cumulative revenue1 (25) (20) (15) (10) (5) 0 5 10 15 20 25 (175) (125) (75) (25) 25 75 125 175 CIB daily market risk-related gains/ losses ($MM) Markets cumulative revenue ($B) Markets franchise client activity remained stable in 2014, but low volatility challenged monetization Client volumes were slightly higher, with some volatility across asset classes… 5 7 9 11 13 10 20 30 40 50 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 VIX Volatility Index EURUSD Volatility October 15th 2013 2014 Equities Spread Macro (1%) 10% (3%) 1% In Q4, volatility finally began to pick up… …as did market volumes. -20% -10% 0% 10% 20% 30% 40% Cash Equities - Asia Cash Equities - EMEA Cash Equities - US CME FX Futures MBS US Treasuries CDX/iTraxx US HY/HG Bonds Brent Crude Gold 2014 change 4Q14 YoY change …with overall revenue decline driven primarily by a more challenging market-making environment. 2014 CIB daily market risk-related gains & losses on covered positions and Markets cumulative revenue1 2013 New customer trades Legacy asset gains Market-making inventory 2014 ($B) ($MM) 1 From “Regulatory Capital Disclosure – Market Risk Pillar 3 Report”, December 31, 2013 and December 31, 2014. Market risk-related gains and losses are defined as profits and losses on covered positions, excluding fees, commissions, certain valuation adjustments (e.g., liquidity and DVA), net interest income, and gains and losses arising from intraday trading. 2013 disclosure includes full year net losses on certain market risk hedges of CVA, which are no longer considered covered positions following the final Basel III rules (effective Jan 1, 2014). Market Risk-Related Revenue - Trading Loss Days 2010 2011 2012 2013 2014 8 26 7 0 9 9

We have successfully completed a number of business exits and simplification initiatives

Business exits completed

- ✓ Global Special Opportunities Group (GSOG)
- ✓ Physical Commodities
- Prepaid Cards
  - ✓ HSA Card (Health Savings Accounts)
  - Corporate Prepaid Card *(exit ongoing)*
  - Public Sector Prepaid Card *(exit ongoing)*
- ✓ Commercial Paper Issuing and Paying Agent[1]

Business simplification

Client rationalization

- ✓ Select Foreign Correspondent Banks
- ✓ Tail and inactive accounts
- ✓ Majority of Broker Dealer Services (BDS) business

We are focused on a set of core businesses that are most relevant to our clients

We have exited and will continue to exit businesses and products that are non-core or no longer fit our risk profile

[1] Business within Investor Services that provides operational and payment services associated with 3rd party issuance of commercial paper.

2014 CIB PERFORMANCE

10

JPMORGAN CHASE & CO.

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 11 Strategy by business 11 2014 CIB performance 2 Expense update 23 Conclusion 27

S T R A T E G Y B Y B U S I N E S S Strategy Overview  CIB scale, completeness and global network facilitates an integrated client coverage model, leading to best-in-class ROEs  Optimize business mix while investing in core growth opportunities  Adapt to evolving regulatory landscape and market structure changes  Maintain expense discipline while absorbing increased regulatory and controls costs Strategy from last year New constraints need to be considered  The core elements of our strategy are still valid  Need to continue to optimize our strategy – including G-SIB  CIB taking action to achieve and maintain firmwide 4.0-4.5% G-SIB target Profitability Constraints Liquidity (e.g., LCR, NSFR) Balance Sheet CCAR Stress Test Portfolio Optimization Capital (e.g., SLR, G-SIB) Going forward 12

STRATEGY BY BUSINESS

Major drivers of G-SIB impact in the CIB

CIB G-SIB impact

By Contributing Factor | **By CIB Business**[1]


Leverage
13%
STWF [3]
16%
Complexity [4]
36%
Cross-jurisdictional [5]
16%
Interconnectedness [6]
19%
Investor Services
24%
(19% of CIB revenue)
Banking [2]
13%
(32% of CIB revenue)
Markets
62%
(50% of CIB revenue)

Key G-SIB activities

Investor Services:
- OTC clearing
- Intermediation
- Non-operating deposits
- Prime Brokerage

Banking:
- Non-operating deposits
- Lending & commitments (incl. Trade Finance)

Markets:
- OTC derivatives notional
- Level 3 assets
- Trading assets & securities financing

Comments

Banking & Investor Services

- Most products are not meaningfully G-SIB sensitive (e.g., IB Fees)
- Fine-tuning required in select areas (e.g., Prime Brokerage). We believe that can be achieved with limited financial impact
- A few stand-alone businesses as currently operating could be significantly impacted (e.g., OTC client clearing, derivatives intermediation); Non-operating deposits are heavily impacted as well
- Will work with clients to find the best solution in each area

Markets

- Almost all businesses contribute to G-SIB score, but many of the most significant reduction levers are low cost (e.g., OTC notionals)

[1] CIB by business split as per internal hierarchy.
[2] Banking includes Investment Banking fees, Treasury Services, and Lending.
[3] Short-term wholesale funding.
[4] OTC Derivatives; Level 3 assets; Trading book/AFS securities.
[5] Cross-jurisdictional assets and liabilities.
[6] Intra-financial assets and liabilities; Marketable securities.

13

JPMORGAN CHASE & CO.

Impact of implemented and proposed capital rules on the cost of OTC client clearing

JPM OTC Client Clearing strategy prior to G-SIB and SLR

- Focused on building a leadership position to help our clients clear
- Build expenses have preceded revenue; however, we expected attractive returns at scale and maturity
- Our business case was not built on halo revenues or synergies with other business lines

Impact of capital rules on clearing economics

- The cost of OTC clearing has changed for all clearing members that are G-SIB or SLR constrained
  - Illustrative analysis suggests a 10% market share equates to 3–6x of additional capital for a constrained institution

G-SIB Impact	10% of industry	Market share	Weighting	Factor
Size	$10.9B	0.01%	20%	0.5
Cross jurisdictional	$1.3B	0.01%	10%	0.1
Interconnectedness	$8.4B	0.08%	6.7%	1.1
Complexity	$3.6T	0.41%	6.7%	5.4
Total G-SIB factor				7.1
Additional capital		3x – 6x		

SLR Impact	10% of Industry
Segregated cash	$2.5B
PFE add on	$8.4B
Total leverage asset	$10.9B
Additional capital	5x – 6x

Potential outcomes for the industry

- Current market economics are incompatible with capital rules in their current form for many of the leading clearing providers
  - Whether bound by SLR or G-SIB, capital requirements increase by a significant multiple
- Non-bank affiliated clearers unlikely to have the size, scale and liquidity required to support material market share
- Possible outcomes for the OTC derivatives clearing market:
  - Pricing increases to a multiple of its current level
  - Capital rules align more closely to economic risk
  - OTC clearing providers that are G-SIB or SLR constrained exit the market

STRATEGY BY BUSINESS

14

JPMORGAN CHASE & CO.

Our G-SIB strategy will involve optimizing across clients, products, and G-SIB factors

G-SIB activities by select client segments

		Hedge Funds	Long only Asset Managers	Corporates	Banks
Investor Services	OTC clearing	✓	✓		✓
	Intermediation	✓			
	Non-operating deposits	✓	✓		
	Prime Brokerage	✓			
Banking	Non-operating deposits	✓		✓	✓
	Lending & commitments (including trade finance)		✓	✓	✓
Markets	OTC derivatives notional	✓	✓		✓
	Level 3 assets	✓	✓	✓	✓
	Trading assets & secured financing	✓	✓		✓

✓ = Significant client usage

Comments

- We are a client-oriented franchise and must optimize with our clients' needs in mind
- We are taking aggressive action now which will reduce our G-SIB score while minimizing franchise impact
- Prepared to take further action to deliver on firmwide targeted operating range
- Time and regulatory clarity will be key dimensions in our execution

STRATEGY BY BUSINESS

15

JPMORGAN CHASE & CO.

S T R A T E G Y B Y B U S I N E S S 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Client relationship ROE Average lending ROE Global Investment Banking Delivering the entire suite of CIB products leads to strong client ROE despite low lending returns  Invest in industries, products and regions (e.g., Emerging Markets) where JPM has gaps, to benefit from cyclical and secular upswings  Deliver the entire suite of capabilities and capture synergies across CIB  Continue to penetrate U.S. mid- cap clients with our Commercial Bank  Client prioritization and balance sheet usage optimization  Pricing discipline on commitments and lending  Continue to focus on cost discipline  Optimize client coverage Strategy Capital / G-SIB optimization Expenses 1 Dealogic wallet rankings and market share. 2 Average lending ROE normalized for one-off P&L items and credit costs. 2 Addressing our areas of weakness FY2014 rankings1 Global NA EMEA LatAm Asia M&A 2 2 1 7 8 ECM 3 2 1 3 8 Bond underwriting 1 2 2 4 7 Loan syndication 1 1 2 8 17 Overall IB fees 1 1 1 5 8 Total wallet $80B 52% 28% 2% 18% 3rd Tier 2nd Tier Top 3 16

Treasury Services

Strategy

- Reposition business towards global multinational corporates
- Capture cross-border payments and FX associated with increasing global trade flows
- Grow operating deposits – capture liquidity value in a rising rate environment

Capital / G-SIB optimization

- Reduce non-operating balances
- Pricing discipline across liquidity and fees

Expenses

- Migrate clients to electronic solutions
- Technology platform efficiencies
- Business simplification

Revenue / Expense Growth Trend (Index)



Indexed to 2012
Corporate Revenue
+ 9%
FI Revenue
+ 4%
Expenses
(4%)
2012
2013
2014

% of Corporate Clients Using FX



14%
18%
21%
2012
2013
2014

Deposit Balance Trend[1] (Index)



Indexed to 2012
Operating balances
+28%
Total deposits
+17%
2012
2014

[1] 2014 operating balances based on current definitions. Prior years based on internal estimates.

STRATEGY BY BUSINESS
17
JPMorgan Chase & Co.

Markets

Strategy	▪ Maintain FICC leadership
	▪ Ensure readiness for new market structure – invest in e-trading to prepare for all outcomes
	▪ Close the gap in Cash Equities
	  ▪ Growth in low touch
	  ▪ Drive further revenue synergies with Prime Brokerage
	▪ Use scale for staying power, cross sell and fixed cost mitigation

Capital / G-SIB optimization	▪ Aggressive reduction of OTC notionals ▪ Tight control of Level 3 assets ▪ Continued balance sheet discipline in repo ▪ RWA roll-off of legacy derivatives
Expenses	▪ Complete roll-out of strategic technology ▪ Compensation expense to reflect high capital and lower ROE environment over time ▪ Adjust staffing model for market structure

Maintain FICC leadership

2014 rankings[1]	Global	Americas	EMEA	APAC
G10 Rates	1↑	1	3	3
G10 Foreign Exchange	2↑	1	2	3
Emerging Markets	3↓	2	3	2
Commodities	1↑	3	1	1
Credit	3↓	4	2	5
Securitization	1	2	2	N/A
Public Finance	3	3	N/A	N/A

Close the gap in Cash Equities

2014 rankings[1]	Global	Americas	EMEA	APAC
Cash Equities	6↑	4	4	8
Equity Derivatives & Converts	1↑	3	2	3
Equity Research	1	1	2	7

■ Top 3 ■ 2nd Tier ■ 3rd Tier

↑↓ Improved / worsened vs. 2010

[1] Global rankings as of 3Q14YTD. Regional rankings as of 1H14. JPM ranks based on Coalition's outside-in view of JPM positioning within Coalition top 10 banks which includes: BAML, BARC, BNPP, CITI, CS, DB, GS, JPM, MS, UBS. Coalition outside-in estimates of JPM and competitor revenues; All competitor and JPM estimates have been provided based on JPM's internal structure Equity Research ranking based on Institutional Investor.

STRATEGY BY BUSINESS
18
JPMORGAN CHASE & CO.

We are preparing for a more complex future in our Markets businesses

Clients

Orders	Channels	Sales & Trading	Execution venues
Client self-directed	Voice	**Principal** ▪ Liquidity / inventory ▪ Capital ▪ Actionable prices ▪ Internalization	Exchanges
	Electronic ▪ APIs ▪ SDP ▪ MDPs	**Agency** ▪ Actionable prices ▪ Internalization ▪ Algos	SEFs
Worked order	DMA	**Other value-added services** ▪ E.g., analytics	ECNs
			ELPs

Progress so far

Equities

- E-trading volumes up 22% in the US and 57% in EMEA between FY2013 and FY2014
- Closing regional product gaps and deepening relationships

Fixed Income

- Share gains in FX E-Commerce. Ranked top tier on most major multi-dealer platforms
- Building tech and processes to ensure scalability and efficiency across asset classes

---

- **Fixed Income:** future more complex with uncertain trajectory for market structure evolution
- **Equities:** clients demand increased control over execution in an electronic agency world
- **We will be operationally prepared to capture client flow in whatever form it comes**

STRATEGY BY BUSINESS

19

JPMORGAN CHASE & CO.

STRATEGY BY BUSINESS

Businesses that are currently below ROE targets will generate value for shareholders through the cycle as we become more efficient and markets improve

Example: Through-the-cycle ROE for Rates

Challenging 2014 environment

Below target ROE for Global Rates in 2014

- Lower client volume due to lack of volatility coupled with the low rate environment
- Drag from increased capital cost of legacy uncollateralized transactions
- Despite 2014 revenue headwinds, core business close to TTC ROE target

Through-the-cycle outlook

- Normalized absolute level of rates will drive greater volatility
- More harmonized global regulation on trading protocols and capital rules
- Taking actions to address G-SIB implications with manageable revenue implications
- Burden from legacy uncollateralized portfolio to diminish over time from roll off or restructure
- Additional benefit to the rest of the franchise in both revenue and fixed cost synergies

JPM Global G-10 Rates Revenue ranked #1 in 2014[1]


JPM
Rest of Market
$51.5B
$37.1B
$32.7B
2012
2013
2014

Rates RWA projection


Core Business
Legacy Portfolio
(24%)
2014
2015 F
2016 F

Through-the-cycle ROE for Rates


Core Business
Legacy Portfolio
ROE Reported
ROE Target
2014
2016 F

[1] Based on Coalition.

20

JPMORGAN CHASE & CO.

Custody and Fund Services

Strategy	■ Drive scalable solutions for the most complex clients and globalize offering across the client base ■ Leverage current cross product client coverage organization and deep market expertise to optimize relationships with large global asset managers and owners
Capital / G-SIB optimization	■ Optimize deposit balances ■ Invest in functionality and connectivity to leverage alternative cash management products for clients
Expenses	■ Upgrade core platforms and increase automation ■ Standardize global operating models to enhance client experience

Period-end Assets Under Custody ($T)


$16.1
$16.9
$18.8
$20.5
$20.5
2010
2011
2012
2013
2014

Revenue / Expense Growth Trend (Index)


Indexed to 2012
Revenue
+ 10%
(2%)
Expense
2012
2013
2014

STRATEGY BY BUSINESS

21

JPMORGAN CHASE & CO.

STRATEGY BY BUSINESS

Prime Brokerage & Financing

Strategy

- Complete international prime brokerage capabilities with the final pieces of Asia product set
- Continue to partner with Equities to optimize returns across the hedge fund client base
- Financing in the new regulatory framework provides strategic upside as the market rebalances

Capital / G-SIB optimization

- Ongoing re-pricing of below-hurdle-rate client activity
- Continued balance sheet discipline under G-SIB, liquidity and leverage constraints

Expenses

- International investment spend declining as international prime brokerage build-out nears completion
- Driving operational scalability and process automation to deliver internal efficiencies

Global Prime Brokerage Ranking[1]

	2006	2010	2013	2014
Prime Brokerage	9	5	2	2


#2
#1
JPM
#3
#4
#5
#6
#7
#8
#9
#10

Balance Growth


Total
+70%
2010
2011
2012
2013
2014
International
+170%
2010
2011
2012
2013
2014

U.S. Securities Financing Gross Balance Sheet Market Trend[2]


JPM
+8%
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
U.S. Market
(23%)

[1] 2006 based on JPM internal estimates and JPM excluding Bear Stearns; 2010, 2013 and 3Q14YTD based on Coalition for Markets and Investor Services; Coalition Top 10 banks include: BAML, BARC, BNPP, CITI, CS, DB, GS, JPM, MS, UBS; Coalition outside-in estimates of JPM and competitor revenues; All competitor and JPM estimates have been provided based on JPM's internal structure. Rankings exclude Broker Dealer Services business for JPM and market competitors.

[2] Market data sourced from FRBNY primary dealer reverse repo and repo activity; JPM data based on JPMS LLC gross reverse repo and repo activity.

22

JPMORGAN CHASE & CO.

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 23 Expense update 23 2014 CIB performance 2 Strategy by business 11 Conclusion 27

E X P E N S E U P D A T E We have been disciplined in cutting expenses since 2010, primarily in the front office CIB expense trend – 2010 to 2014 ($B) $23.3 $22.9 2010 Front Office Tech & Ops Controls Regulatory fees Legal expense One-time Simplification cost 2014 $2.4B reduction primarily driven by front office compensation $2.2B increase in controls, legal expense, and regulatory fees Overhead ratio (excl DVA/FVA) 68% 67% Comp/Rev 37% 30% 24

E X P E N S E U P D A T E We have conducted a comprehensive efficiency review and identified several areas of opportunity  Front-to-back efficiency review focused on business levers that impact cost base (e.g., client and front office behavior)  Optimizing execution channels; driving to low cost electronic channels while enhancing client service  Optimizing client service functions with the help of analytics and workflow tools  End-to-end process reengineering to streamline operations and optimize cost per trade  Simplification of operating model; standardizing and consolidating key activities and functions across business units  Deepen & enrich industry utilities to perform standard non-proprietary functions at higher scale for the whole industry  Optimize location footprint and cost Business unit- specific  Optimize infrastructure utilization (e.g., mainframe and server capacity, storage)  Completion of multi-year investments in strategic technology  Retirement of legacy systems and killing the long tail of non-strategic applications Operating model Technology infrastructure 25

E X P E N S E U P D A T E We are aggressively pursuing cost opportunities to deliver $2.8B of expense saves ~$19 $23.3 2014 Business Simplification Front Office Tech & Ops 2017 $1.5 ($1.5) ($0.3) ($1.0) CIB expense trend – 2014 to 2017 ($B) $1.3B net expense reduction (excl. business simplification) $2.8B expense reduction Legal Expense 1 1 Includes reduction in Tech & Ops and other. 26

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 27 Conclusion 27 2014 CIB performance 2 Strategy by business 11 Expense update 23

ROE walk forward

ROE walk (%)


10.1%
2.5%
0.9%
1.3%
0.7%
(0.2%)
~ (2%)
~ 13%
Revenue ~$34B
Overhead Ratio 55-60%
Capitalization 12.5%
2014
Legal expense
Net Growth 1
Expense Initiatives
Rates Normalization
Credit Cost Normalization
Higher capital requirements
Target

Possible +/-

- Wallet growth/contraction – cyclical and secular (e.g., emerging markets, European capital markets)
- Market re-pricing
- Interest rate moves beyond what is priced in the market
- Competitive dynamics (e.g., market share changes from competitor actions)
- Regulatory uncertainty

[1] Includes revenue and expense impact of business simplification; no meaningful ROE impact.

CONCLUSION

28

JPMORGAN CHASE & CO.

C O N C L U S I O N Conclusion  Unparalleled global franchise: unique scale, completeness, global reach  Outstanding management team with stability and low level of attrition  Market leaders in product areas that are important to our clients  Embracing change to adapt to market structure and the regulatory environment  Good returns allow us to continue investing in areas of weakness to better serve our clients and benefit from cyclical and secular upswings  Optimizing the size and mix of our businesses under the expanded set of constraints including G-SIB, with a sense of urgency  Relentlessly focusing on making the franchise more efficient – while continuing to invest for the future  Continuing to deliver best-in-class returns Reinforcing a culture focused on doing the right thing for our clients and stakeholders and protecting the integrity of the global markets is essential to effectively managing our conduct risk and protecting the Firm 29

February 24, 2015 A S S E T M A N A G E M E N T Mary Erdoes, Chief Executive Officer Asset Management

AM
GIM
GWM

AM: Consistent growth across world-class global client franchise

Strong investment culture	■ Client-focused, fiduciary culture ■ 84% of 10-year long-term mutual fund AUM in top 2 quartiles[1] ■ 23 consecutive quarters of positive long-term AUM flows
Growth engine within JPMC	■ Consistency – predictable, low-capital, high-growth business ■ Breadth – diversified earnings from multiple products, channels, and regions ■ Depth – solid global client-centric franchises, each with significant room to grow
World's best clients	■ Serving institutional and individual clients in over 130 countries ■ World's most sophisticated clients, including large pensions, sovereigns, central banks ■ J.P. Morgan Private Bank unmatched in serving the world's wealthiest
Difficult to replicate	■ Serving clients for nearly 200 years ■ Combined model: Global Investment Management & Global Wealth Management ■ Invaluable benefit of being part of JPMorgan Chase
Our strategic priorities	■ Continue to deliver top-tier, long-term investment performance ■ Continue to invest in people, products, and processes ■ Continue to reinforce infrastructure and control environment

For important footnoted information, please refer to notes appendix

ASSET MANAGEMENT

1

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T $9.6 $8.0 $10.0 $9.0 $11.4 $12.0 Global Investment Management (GIM) Global Wealth Management (GWM) Diversified, predictable, capital-efficient growth business $1.8 $1.7 $2.1 $2.4 $1.9 $2.3 Equity Fixed income Liquidity Multi-asset & Alternatives Brokerage/Custody/Deposits Quarterly LT AUM flows ($B) $7.0 $9.0 $9.0 $6.5 $7.0 $6.5 Average equity ($B) 1 Excludes impact from 2014 sale of RPS assets Client Assets($T) Revenue ($B) 24% 23% 23% 26% 25% ROE 2009 2010 2011 2012 2013 2014 Pretax income ($B) AM GIM GWM 10 25 20 19 12 11 24 26 16 1 8 16 13 19 10 30 25 19 16(4) 20 34 16 10 31% 26% 29% 29% 28% 29% Pretax margin $2.4 $3.5 $3.3 $2.8 $2.5 $2.8 Revenue Pretax income Client assets ROE Target +10-15% 2014 +5% 3-yr avg. +11% Target +7-12% 2014 +5% 3-yr avg. +8% Target 25%+ 2014 23% 3-yr avg. 23% Target +7-10% 2014 +8%1 3-yr avg. +8% 20% 2

A S S E T M A N A G E M E N T Top investment performance ■ Assets under management ($T) $1.2 $1.7 7% ■ Mutual funds with a 4/5 star rating (#)1 127 228 12% Record growth and results ■ Client assets ($T) $1.7 $2.4 7% ■ Long-term AUM flows ($B) $51 $80 1.6x ■ Deposits ($B) $80 $155 14% ■ Loans (ex-mortgages) ($B) $38 $82 17% ■ Mortgages ($B) $8 $25 25% ■ Revenue ($B) $8.0 $12.0 8% ■ Net income ($B) $1.5 $2.2 8% World-class salesforce ■ PB client advisors (#) 1,867 2,392 5% ■ PB revenue / client advisor ($mm) $1.9 $2.0 2% ■ Institutional direct salespeople 97 114 3% ■ Institutional revenue / direct salesperson ($mm) $10.0 $14.3 7% ■ Funds senior salespeople 188 284 9% ■ Funds revenue / senior salesperson ($mm) $7.1 $9.5 6% 2014 highlights – another record year Record GWM 2009 2014 5-yr CAGR GIM Inst’l GIM Retail AM GIM GWM For important footnoted information, please refer to notes appendix 3

AM
GIM
GWM

Franchise built on leading investment performance across asset classes

	% of 2014 AUM over peer median[1] / benchmark[2] (net of fees)			
	3-year	*5-year*	*10-year*	
Equity[1]	77%	87%	83%	✓ 98% for US (5 yr)
Fixed Income[1]	50%	66%	85%	✓ 97% for High-Yield (5 yr)
Multi-Asset Solutions[1]	92%	85%	86%	✓ 100% for Target Date (3/5 yr)
Alternatives / Absolute Return[2]	87%	95%	100%	✓ 100% for Hedge FoF (3/5 yr) ✓ 100% for Abs. Return (5yr)

For important footnoted information, please refer to notes appendix

[1] Represents the proportion of retail open-ended mutual fund assets that are ranked above peer category median. See notes appendix for additional details

[2] Represents the proportion of assets in mutual funds, commingled funds and segregated portfolios that are exceeding (net of management fee) their respective official benchmark. Excludes private equity, real assets, and other longer dated or closed-end investment strategies. See notes appendix for additional details

ASSET MANAGEMENT
4
JPMORGAN CHASE & CO.

AM
GIM
GWM

Strength across diverse products, channels, and regions…


< $(100mm)
Flat
> $100mm
LT flows by channel, region, and product ($B)
Channel
Region
LT AUM Flows
Other Client Asset Flows
Fixed Income
Equity
Multi-Asset
Alternatives
Other
2012
GWM
GIM
U.S.
EMEA
Asia
LatAm
$101B
2013
$84B
2014
$100B

5
JPMorgan Chase & Co.
ASSET MANAGEMENT

A S S E T M A N A G E M E N T 2010 2011 2012 2013 2014 Peer 1 Peer 4 Peer 1 Peer 4 Peer 12 JPM Peer 2 JPM JPM Peer 7 Peer 5 Peer 4 JPM Peer 5 Peer 4 Peer 5 Peer 7 Peer 5 Peer 3 Peer 7 Peer 7 Peer 12 JPM Peer 7 Peer 4 Peer 6 Peer 3 JPM Peer 9 Peer 1 Peer 5 Peer 8 Peer 5 Peer 8 Peer 10 Peer 2 Peer 6 Peer 1 Peer 12 Peer 9 Peer 4 Peer 8 Peer 7 Peer 3 Peer 2 Peer 6 Peer 6 Peer 6 Peer 8 Peer 2 Peer 11 Peer 2 Peer 11 Peer 12 Peer 9 Peer 11 Peer 8 Peer 11 Peer 8 Peer 3 Peer 10 Peer 9 Peer 6 Peer 1 Peer 3 Peer 9 Peer 11 Peer 10 Peer 9 Peer 10 Peer 2 Peer 11 Peer 12 Peer 12 Peer 10 Peer 3 Peer 1 Peer 10 8% 7% 5% 5% Ranking of LT client asset flows (as % of beginning of period LT client assets) for key peers 10% 2010-2014 annualized growth 8% 7% 7% 5% 4% 4% 3% 3% 3% 3% 2% 2% 0% …leading to consistently top ranked flows (%) AM GIM GWM 5 6,7 5 2 4 2 2 2 1 8 3 9 10 Source: Company filings, J.P. Morgan estimates Note: Peer group includes peers with publicly reported financials and 2014 client assets of at least $500B: Allianz, BAC, BEN, BK, BLK, CS, DB, GS, IVZ, MS, TROW, UBS For important footnoted information, please refer to notes appendix 2010-2014 annualized growth 6

A S S E T M A N A G E M E N T 2010 2011 2012 2013 2014 2010-2014 avg. flows ($B) Peer 1 JPM Peer 1 Peer 8 Peer 8 JPM JPM Peer 4 JPM Peer 4 JPM Peer 8 Peer 2 Peer 1 Peer 4 JPM Peer 12 Peer 4 Peer 3 Peer 11 Peer 11 Peer 5 Peer 11 Peer 1 Peer 4 Peer 5 Peer 7 Peer 11 Peer 5 Peer 5 Peer 5 Peer 3 Peer 5 Peer 7 Peer 10 Peer 11 Peer 6 Peer 8 Peer 12 Peer 12 Peer 7 Peer 3 Peer 7 Peer 7 Peer 6 Peer 3 Peer 4 Peer 7 Peer 8 Peer 9 Peer 2 Peer 2 Peer 3 Peer 2 Peer 9 Peer 2 Peer 3 Peer 9 Peer 9 Peer 12 Peer 10 Peer 6 Peer 9 Peer 6 Peer 6 Peer 9 Peer 11 Peer 10 Peer 8 Peer 1 Peer 2 Peer 6 Peer 12 Peer 12 Peer 10 Peer 10 Peer 1 Peer 10 Ranking of LT client asset flows ($B) for key peers $114 $66 $44 $33 $52 $21 $35 $13 $18 $11 $69 $41 $103 $101 $84 $100 …leading to consistently top ranked flows ($) AM GIM GWM 3 6,7 3 2 2 1 4 2 5 9 8 $100 $(4) 2010-2014 avg. flows ($B) 2 2 Source: Company filings, J.P. Morgan estimates Note: Peer group includes peers with publicly reported financials and 2014 client assets of at least $500B: Allianz, BAC, BEN, BK, BLK, CS, DB, GS, IVZ, MS, TROW, UBS For important footnoted information, please refer to notes appendix 7

A S S E T M A N A G E M E N T 2014 Revenue ($B) 1.9 4.0 4.0 6.0 6.3 8.4 10.7 11.1 11.1 14.2 12.0 17.6 18.3 18.4 2.6 JPM 2014 Pretax income ($B) 0.6 0.9 1.3 1.4 2.0 3.1 3.4 3.4 3.6 3.7 4.0 4.4 3.5 4.7 1.1 4.6 JPM Combined Asset Management and Chase Wealth Management produce strong results CWM AM CWM 14.7 Pretax margin 29% 26% 40% 22% 21% 34% 40% 24% 28% 50% 31% 22% 23% 2014 Client assets ($T) 0.5 0.7 0.9 1.2 1.3 1.3 1.7 1.8 2.1 2.4 2.4 2.4 2.9 4.7 JPM AM CWM AM 2.6 JPM AM GIM GWM 22% 3,4 3 3 9 6 6 6 6 6 2,7 7 7 1 1,6 1 1 1 2 8 5 2 2 5 5 9 Source: Company filings, J.P. Morgan estimates For important footnoted information, please refer to notes appendix 8

AM
GIM
GWM

Invaluable benefit of being part of JPMC


Illustrative example
Existing J.P. Morgan CB client
Lending
Banking
Individual wealth
Company transition
Private Bank
Investing
Banking
Lending
Wealth advisory
CCB
Branch banking
Credit cards
Jumbo mortgages
CIB
Access to ECM / DCM
Hedging
Trading
Custody
CIB
M&A
ECM / DCM
Balance sheet mgmt.
Trading
Custody
GIM
401(k)
Cash management

ASSET MANAGEMENT
9
JPMORGAN CHASE & CO.

AM
GIM
GWM

GIM: Built on a foundation of exceptional investment capabilities

Superior client outcomes	■ Strong investment performance: 84% of 10-year LT mutual fund AUM in top 2 quartiles[1] ■ Serve 60% of world's largest pension funds, sovereign wealth funds, and central banks
Global talent	■ Local presence in over 20 countries and 70 cities, with network of 600+ portfolio mgrs. ■ Retention rate of 96% for top senior portfolio management talent
Long-term focus	■ Nearly doubled AUM since 2006 ■ Consistently investing in state-of-the-art technology
Insights driven	■ 250+ research analysts, 30+ market strategists, 5,000+ company visits ■ "Guide to the Markets" thought leadership published in 12 languages and 25 countries

For important footnoted information, please refer to notes appendix

ASSET MANAGEMENT
10
JPMorgan Chase & Co.

AM
GIM
GWM

Continued strength in traditional asset classes

Equity example – US equity 40-Act funds

% of mutual funds outperforming benchmark[1]

- **59%** rank **top quartile** over 1 & 3 years
- **25%** rank **top decile** over 1 & 3 years


Industry
JPM
23%
70%
28%
81%
1-year
3-year

Fixed Income example – Core fixed income 40-Act funds

# of periods of rolling 5Y outperformance vs. benchmark (observed monthly)[2]


N/M
iShares Core US Agg. Bond ETF
N/M
Vanguard Total Bond Market Index Fund
(Inception)
19 periods
JPM Total Return
58 periods
JPM Core Plus Bond
70 periods
JPM Core Bond
'04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14

Global Equity rankings

Rank by global active LT AUM[3]

2009	2014
1. American Funds	1. American Funds
2. Fidelity	2. Fidelity
3. Vanguard	3. Vanguard
4. BEN	4. TROW
5. TROW	5. BEN
6. BLK	6. **JPM**
7. IVZ	7. DFA
8. **JPM**	8. IVZ
9. Columbia	9. BLK
10. DB	10. MFS

Rank by flows[3]

Year	Rank
2014	#2
2013	#1
2012	#3
2011	#17
2010	#18
2009	#2

Global Fixed Income rankings

Rank by global active LT AUM[4]

2009	2014
1. PIMCO	1. PIMCO
2. Vanguard	2. Vanguard
3. Fidelity	3. BEN
4. BEN	4. Fidelity
5. American Funds	5. **JPM**
6. Intesa SP	6. BLK
7. **JPM**	7. American Funds
8. UniCredit/Pioneer	8. TROW
9. UBS	9. GS
10. Oppenheimer	10. UniCredit/Pioneer

Rank by flows[4]

Year	Rank
2014	#4
2013	#3
2012	#2
2011	#4
2010	#4
2009	#4

Source: Strategic Insight, Morningstar
For important footnoted information, please refer to notes appendix

ASSET MANAGEMENT
11
JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Breadth of platform provides building blocks for leading multi-asset Solutions GIM Solutions AUM¹ 2009 2014 2013 Institutional custom multi-asset Liability-driven investment Pooled solutions ex target date Target Date AM GIM GWM Source: Morningstar, Strategic Insight, eVestment For important footnoted information, please refer to notes appendix Industry: 13% CAGR 0.1% 0.2% 0.4% 1.0% 3.4% 3.0% 1 year 3 year 5 year +0.8% +3.3% +2.6% 5.4% 10.3% 8.2% 6.9% 13.4% 10.3% 1 year 3 year 5 year 5.7% 13.4% 10.5% 7.6% 15.7% 11.4% 1 year 3 year 5 year +1.4% +3.1% +2.2% +2.0% +2.4% +0.9% Systematic Alpha (ICE Libor 1 Month)2 Diversified (60% MSCI World/40% Agg.)2 SmartRetirement 2035 (S&P TD 2035)2 78x 8x #1 Competitor AUM #1 Competitor AUM JPM JPM JPM Morningstar Awards 2014©. Morningstar, Inc. All Rights Reserved. Morningstar “2014 US Allocation Fund Manager of Year”3 5x #1 Competitor AUM JPM: 31% CAGR 12

A S S E T M A N A G E M E N T Institutional: Gaining market share in each client segment Overall 14% 7% Defined Benefit 7% 5% Sovereign Wealth Funds 12% 11% Endowments & Foundations 20% 8% Defined Contribution 24% 10% Insurance 26% 7% 2009 – 2013 Institutional AUM CAGR1 Source: McKinsey, Towers Watson, SWF Institute, Reuters / Patpatia, Pensions & Investments, J.P. Morgan estimates 1 JPM Institutional AUM is long-term only JPM Industry Market share ~2% AM GIM GWM Every +10bps market share = +$100mm revenue 13

A S S E T M A N A G E M E N T Source: Strategic Insight Retail: World’s fastest growing active mutual fund manager P ro du ct iv it y A ss et s M ar ke t s ha re 2.5% #7 2013 2.3% #7 2012 2.0% #8 2011 1.8% #8 2010 1.8% #8 #9 +51% 2014 2009 1.7% $247 +120% $443 $302 $240 $392 $201 $487 +43% $789 $543 $696 $550 $526 $36 $23 $13 $36 $59 $43 #3 #3 #5 #2 #1 #1 188 223 261 250 277 284 # of senior salespeople Every +10bps market share = +$100mm revenue AM GIM GWM Gross sales per senior salesperson ($mm) Active LT AUM ($B) Active LT AUM net flows ($B) and flows rank % of total active LT AUM & rank 14

AM
GIM
GWM

Leading Alternatives / Absolute Return capabilities across GIM and GWM


Alternatives / Absolute Return client assets[1] (2014, $B)
GWM 3rd-party alternatives
Currency / Commodities
Real Assets
Hedge Fund Solutions
Hedge Funds (incl. credit)
Private Equity/Private Equity Solutions
$290
$214
$195
$160
$157
$143
$120
$118
$111
$99
Blackstone
JPM
Carlyle[2]
Apollo
Bridgewater
GSAM[3]
CS[4]
DB AWM[5]
Blackrock[6]
KKR

Innovating to meet client needs

35 launches in 2014 across themes including:

Private Equity	***Private tech late stage growth equity***
	Emerging markets growth equity
Credit	***Specialty insurance & credit***
Hedge Fund Solutions	***Liquid alternatives***
Real Assets	***Infrastructure platform***

Recent industry recognition

- **Manager of Year:** Large Fund of Hedge Funds
  - Institutional Investor
- **Industry Innovation Award:** Diversified Commercial Property Fund
  - Chief Investment Officer
- **#1 AUM:** US real estate equity, US value add real estate equity, and US infrastructure
  - Pensions & Investments

Source: Company filings, FT Towers Watson Global Alternatives Survey 2014, J.P. Morgan estimates
For important footnoted information, please refer to notes appendix

15
JPMORGAN CHASE & CO.
ASSET MANAGEMENT

AM
GIM
GWM

GWM: Superior franchise serving sophisticated clients globally

Leading financial results

Since 2009…

- Client assets **+60%**
- Revenue **+50%**
- Pretax income **+40%**

Best Global Private Bank

EUROMONEY PRIVATE BANKING SURVEY 2015

Successful expansion

Since 2009…

- Client advisors **+25%** (**+75%** internationally)
- More than doubled size of alternatives platform
- Strong growth in HNW globally

World's best private bank

- Revenue per banker **50%** > peers[1]
- Continuous innovation through market cycles and across balance sheet
- **50%** of assets from clients with $100mm+ at JPM

[1] BCG 2014 Global Wealth Report

ASSET MANAGEMENT
16
JPMorgan Chase & Co.

A S S E T M A N A G E M E N T Team-based model delivers JPMC firm-wide solutions to our clients $3.4 2009 Brokerage Managed Lending Mortgage Custody Deposits 2014 $5.1 2013 $4.9 2012 $4.4 2011 $4.1 2010 $3.8 Client retention after advisor departure ~10% ~90% Attrition Retention Total PB revenue by product ($B) Clients Mass / Affluent High Net Worth / Ultra High Net Worth Chase Investment Services (CIS) Chase Wealth Management Private Bank J.P. Morgan Securities $5mm AM GIM GWM 8% 6% 11% 12% 1% 5% 5-yr CAGR Global Wealth Management (GWM) Chase Private Client (CPC) Banker Banker + Investor + Capital Adv. + Wealth Adv. Total 8% ~90% annuity- type Banker + Specialist 17

A S S E T M A N A G E M E N T US LatAm EMEA Asia Trusted advisor to the world’s most sophisticated clients Source: Company filings, Capgemini World Wealth Report 2014 2006-2013 client asset CAGR1 JPM PB 9% Industry 4% JPM PB 15% Industry 6% JPM PB 8% Industry 4% JPM PB 14% Industry 8% 4% JPM PB market share 1% <1% <1% JPM PB market share JPM PB market share JPM PB market share % client assets from clients with $10mm+ (2013) 26% 36% 47% 86% BAC (ML) MS UBS JPM PB >50% of JPM PB client assets from clients with $100mm+ AM GIM GWM Every +10bps market share internationally = +$150mm revenue 18

A S S E T M A N A G E M E N T Exclusive, customized, thematic solutions capitalize on market cycles AM GIM GWM Thematic Alternative solutions  13 customized solutions  18 >$500mm  23 had JPM as the only Private Bank participating = >$500mm raised 2009 7 2008 10 2014 19 2013 14 2012 14 2011 13 2010 12 Alternatives flows: Gross hedge fund inflows and private equity commitments ($B) Energy RMBS Leveraged Loans CMBS Second. PE Convert. Arb. Europe NPL Opportunistic Real Estate Corp Private Lending Fall 2008 Fall 2009 Spring 2010 Commercial Real Estate Debt Crisis Investing Credit Crunch Investing Future Growth / M&A Fall 2010 Digital Growth Emerging Markets China Consumer Distressed / Extended Credit / Growth Equity Fall 2011 CLO Europe Special Situations Global RE Opportunistic / Distressed European Principal Finance II Mezz/ Corp Private Lending Spring 2012 Technology Asia Fall 2012 Single Family Real Estate RMBS Leveraged Loans Leveraged Loans Spring 2013 Greek Recovery Sub- Saharan Africa Growth Secondary PE DIP Out of 28 examples: Private equity Hedge funds 19

A S S E T M A N A G E M E N T Strong growth in credit book… …with consistently low charge-off rates 1 8 38 2013 99 107 87 77 2014 +19% CAGR 69 25 23 2012 82 2009 2011 11 55 70 44 2010 46 18 56 15 Year-end spot balance ($B) CAGR 25% 17% Advising clients on both sides of their balance sheet Expanding deposits business… 155 146145 127 92 80 +14% CAGR 2013 2012 2009 2014 2011 2010 …leading to deeper client relationships Deposit client Non-deposit client Average # products per client Year-end spot balance ($B) Net charge offs (%) +50% 0.00 0.060.10 0.180.20 0.33 0.03 0.03 0.03 0.08 0.170.14 0.07 2013 2010 2012 2009 2011 2014 0.00 Mortgages Loans (ex-mortgages) 95% with secured collateral Loans (ex-mortgages) Mortgages Every +10% loan balances = +$70mm revenue AM GIM GWM 1 Includes $2.7B of CIO portfolio prime mortgage loans 20

A S S E T M A N A G E M E N T Continue to invest in tech and talent while control spend levels off +23% CAGR 2017 2016 2015 2014 2013 2012 2011 +6% CAGR 2017 2016 2015 2014 2013 2012 2011 +4% CAGR 2017 2016 2015 2014 2013 2012 2011 Control Tech Front office AM GIM GWM Expense ($) Expense ($) Headcount 21

AM
GIM
GWM

Reiterating long-term targets while continuously investing for growth

Key takeaways

- Strong **investment performance** across broad range of products
- Unique franchise, **difficult to replicate**, increasing barriers to entry
- Continuously **investing** in people, products, and processes
- **Predictable** delivery of financial targets and significant synergies with rest of JPMC

	Long-term targets	2014 momentum	2009-2014 CAGR
Client assets	+7-10% p.a.	+8%[1]	+7%
LT AUM	+7-12% p.a.	+12%	+14%
Revenue	+7-12% p.a.	+5%	+8%
Pretax income	+10-15% p.a.	+5%	+8%
Pretax margin	30-35%	29%	29% (avg)
ROE	25%+	23%	24% (avg)

2+ years

Revenue $12B → $15B

Pretax income $3B → $5B

Client assets $2T → $3T

[1] Excludes impact from 2014 sale of RPS assets

ASSET MANAGEMENT
22
JPMorgan Chase & Co.

A S S E T M A N A G E M E N T Notes appendix Page 1 1. The “% of 10-year LT mutual fund AUM in top 2 quartiles” analysis represents the proportion of assets in mutual funds that are ranked in the top 2 quartiles of their respective peer category on a 10-year basis as of December 31, 2014. The sources of these percentile rankings, peer category definitions for each fund and the asset values used in the calculations are: Lipper (US and Taiwan-domiciled funds), Morningstar (UK, Luxembourg and Hong Kong-domiciled funds), Nomura (Japan-domiciled funds), and FundDoctor (South Korea-domiciled funds). The analysis includes only retail open-ended mutual funds that are ranked by the aforementioned sources. The analysis is based on percentile rankings at the share class level for US domiciled funds, at the ‘primary share class’ level for Luxembourg, UK, and Hong Kong-domiciled funds and at the aggregate fund level for all other funds. The ‘primary share class’ is defined by Morningstar and denotes the share class considered the best proxy for the fund. Where peer group rankings given for a fund are in more than one 'primary share class' territory both rankings are included to reflect local market competitiveness (applies to ‘Offshore Territories’ and ‘HK SFC Authorized’ funds only). The analysis excludes money market funds, Undiscovered Managers Fund, and Brazil and India-domiciled funds. The asset values were redenominated into USD using exchange rates sources by the aforementioned sources. The analysis pertains to percentage of assets under management, not percentage of funds. Past performance is not indicative of future performance, which may vary Page 3 1. The “mutual funds with a 4/5 star rating” analysis is sourced from Morningstar for all funds with the exception of Japan-domiciled funds; Nomura was used for Japan-domiciled funds. The share class with the highest Morningstar star rating represents its respective fund. The Nomura star rating represents the aggregate fund. Other share classes may have different performance characteristics and may have different ratings; the highest rated share class may not be available to all investors. All star ratings sourced from Morningstar reflect the Morningstar Overall RatingTM. For Japan-domiciled funds, the star rating is based on the Nomura 3-year star rating. Funds with fewer than three years of history are not rated by Morningstar nor Nomura and hence excluded from this analysis. Other funds which do not have a rating are also excluded from this analysis. Ratings are based on past performance and are not indicative of future results 23

A S S E T M A N A G E M E N T Notes appendix Page 4 1. The “% of AUM over peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on 3, 5, and 10 year basis as of December 31, 2014. The sources of these percentile rankings, peer category definitions for each fund and the asset values used in the calculations are: Lipper (US and Taiwan-domiciled funds), Morningstar (UK, Luxembourg and Hong Kong-domiciled funds), Nomura (Japan-domiciled funds), and FundDoctor (South Korea-domiciled funds). The analysis includes only retail open-ended mutual funds that are ranked by the aforementioned sources. The analysis is based on percentile rankings at the share class level for US domiciled funds, at the ‘primary share class’ level for Luxembourg, UK, and Hong Kong-domiciled funds and at the aggregate fund level for all other funds. The ‘primary share class’ is defined by Morningstar and denotes the share class considered the best proxy for the fund. Where peer group rankings given for a fund are in more than one 'primary share class' territory both rankings are included to reflect local market competitiveness (applies to ‘Offshore Territories’ and ‘HK SFC Authorized’ funds only). The equity, fixed income and multi-asset solution and all other classifications used in the illustration are based on J.P. Morgan’s own categorization. The analysis excludes money market funds, Undiscovered Managers Fund, and Brazil and India-domiciled funds. The asset values were redenominated into USD using exchange rates sources by the aforementioned sources. The analysis pertains to percentage of assets under management, not percentage of funds. Past performance is not indicative of future performance, which may vary 2. The “% of AUM over benchmark” analysis represents the proportion of Alternatives/Absolute Return assets in portfolios that are exceeding their respective benchmark (net of management fee) on a 3, 5 and 10 year basis as of December 31, 2014. The source for all data used is J.P. Morgan. It is calculated on a best efforts basis and is used for illustrative purposes only. It is considered preliminary and unaudited and not meant to represent an official performance composite of the Firm. This analysis includes mutual funds, commingled funds and segregated portfolios that are managed within the following products: US Hedge Funds, Highbridge Hedge Funds, Absolute Return & Opportunistic and Currency. Real Assets and Private Equity portfolios are excluded. The market values used to calculate the assets under management are sourced from J.P. Morgan Asset Management’s Finance department. These market values may not be the same as the market values used to calculate the underlying portfolio performance. The source for performance measurement for all portfolios included in this analysis is J.P. Morgan. All portfolios that were terminated prior to December 31, 2014 have been excluded from this analysis. Any revisions or restatements to the underlying portfolio performance or asset figures are not reflected in the historical data points. Portfolios that do not yet have a 3, 5 or 10 year track record also have been excluded from the 3, 5, and 10 year analysis respectively. Portfolios that do not have an assigned benchmark (e.g., private equity, real assets) have been excluded from this analysis. Portfolios where performance or market value data that could not be verified were also excluded from this analysis. The underlying portfolio returns used in the analysis were stated in base currency. All market values were redenominated in USD. The analysis pertains to percentage of assets under management, not percentage of funds. Past performance is not indicative of future performance, which may vary 24

A S S E T M A N A G E M E N T Notes appendix Page 6 Source: Company filings, J.P. Morgan estimates Note: Peer group includes peers with publicly reported financials and 2014 client assets of at least $500B: Allianz, BAC, BEN, BK, BLK, CS, DB, GS, IVZ, MS, TROW, UBS. Allianz, CS, DB, and UBS figures converted at average exchange rate. Reflects LTM through 3Q14 where 2014 disclosure not yet available 1. Long-term AUM, administration, brokerage, custody, and deposit 2. Long-term AUM 3. Long-term AUM, fee-generating brokerage, and deposits in fee-generating brokerage accounts 4. Long-term AUM flows vs. total AUM balances. Long-term AUM balances not disclosed 5. Total AUM 6. Includes client asset flows attributable to wealth and asset management units 7. Total AUM and brokerage 8. Long-term AUM and brokerage 9. Long-term AUM, brokerage, and deposit 10. Total AUM, brokerage, and deposit Page 7 Source: Company filings, J.P. Morgan estimates Note: Peer group includes peers with publicly reported financials and 2014 client assets of at least $500B: Allianz, BAC, BEN, BK, BLK, CS, DB, GS, IVZ, MS, TROW, UBS. Allianz, CS, DB, and UBS figures converted at average exchange rate. Reflects LTM through 3Q14 where 2014 disclosure not yet available 1. Long-term AUM, administration, brokerage, custody, and deposit 2. Long-term AUM 3. Total AUM 4. Long-term AUM, fee-generating brokerage, and deposits in fee-generating brokerage accounts 5. Long-term AUM, brokerage, and deposit 6. Includes client asset flows attributable to wealth and asset management units 7. Total AUM and brokerage 8. Long-term AUM and brokerage 9. Total AUM, brokerage, and deposit 25

A S S E T M A N A G E M E N T Notes appendix Page 8 Source: Company filings, J.P. Morgan estimates Note: Allianz, CS, DB, and UBS figures converted at average exchange rate. Balances presented at end of period exchange rate 1. Total AUM; for Allianz reflects total AUM from third-parties 2. Total AUM, brokerage, custody, and deposit; for CS as of 09/30/14 as FY2014 disclosure not yet available 3. Includes GIM and GWM with CWM reflecting dashed extension 4. Total AUM, administration, brokerage, custody, and deposit 5. Total AUM, brokerage, and deposit 6. Reflects LTM through 3Q14 as 2014 disclosure not yet available; Allianz (includes PIMCO) revenue is presented gross of fees and commission expenses to ensure comparability with peers 7. Excludes revenue, pretax income, and client assets attributable to Corporate and Institutional Client unit 8. Wealth Management Assets under Custody 9. Excludes Asset Management Group (AMG) which is reported in Wholesale Banking unit. AMG consists of $496B of AUM Page 10 1. The “% of AUM in top 2 quartiles over 3/5/10 years” analysis represents the proportion of assets in mutual funds that are ranked in the top 2 quartiles of their respective peer category on a 3/5/10-year basis as of December 31, 2014. The sources of these percentile rankings, peer category definitions for each fund and the asset values used in the calculations are: Lipper (US and Taiwan-domiciled funds), Morningstar (UK, Luxembourg and Hong Kong-domiciled funds), Nomura (Japan-domiciled funds), and FundDoctor (South Korea-domiciled funds). The analysis includes only retail open-ended mutual funds that are ranked by the aforementioned sources. The analysis is based on percentile rankings at the share class level for US domiciled funds, at the ‘primary share class’ level for Luxembourg, UK, and Hong Kong-domiciled funds and at the aggregate fund level for all other funds. The ‘primary share class’ is defined by Morningstar and denotes the share class considered the best proxy for the fund. Where peer group rankings given for a fund are in more than one 'primary share class' territory both rankings are included to reflect local market competitiveness (applies to ‘Offshore Territories’ and ‘HK SFC Authorized’ funds only). The analysis excludes money market funds, Undiscovered Managers Fund, and Brazil and India-domiciled funds. The asset values were redenominated into USD using exchange rates sources by the aforementioned sources. The analysis pertains to percentage of assets under management, not percentage of funds. Past performance is not indicative of future performance, which may vary 26

A S S E T M A N A G E M E N T Notes appendix Page 11 Source: Strategic Insight, Morningstar 1. 40-Act funds only. Performance for mutual funds was calculated using Morningstar Direct. Select Share Classes were used for all analysis (except JPMorgan Realty Income which does not have a Select share class, so Institutional share class was used instead). Primary Prospectus Benchmarks per Morningstar were used to calculate Excess Returns for JPMorgan Funds. Peer Rankings for JPMorgan Funds are vs. Respective Morningstar Universes. All performance is net of fees. Industry outperformance calculated using Morningstar Direct and is meant to capture fund outperformance for Morningstar categories where JPMorgan has US 40-Act Funds. Oldest Share Classes were used for Industry Analysis and Primary Prospectus Benchmarks were used to calculate excess returns. All performance is net of fees. Past performance is not indicative of future performance, which may vary 2. Through 12/31/2014. All JPMorgan Funds shown are Select Class. All performance data sourced from Morningstar Direct. All Excess Returns calculated, net of fees, vs. Barclays US Agg Bond Total Return USD Index using rolling 5Y monthly periods. Past performance is not indicative of future performance, which may vary 3. Global (US, EMEA, APAC) long-term active equity mutual fund rankings 4. Global (US, EMEA, APAC) long-term active fixed income mutual funds rankings Page 12 Source: Morningstar, Strategic Insight, eVestment 1. Excludes Insurance Solutions/Advisory 2. Fund and index performance as of 12/31/14. Fund performance is net of fees. Diversified and SmartRetirement are US Select shares. Systematic Alpha represents A shares in EUR. S&P Target Date 2035 TR USD represents Total Return Index. #1 Competitor was determined based on Largest Active Competitor in appropriate Morningstar Category. Active Competitors exclude ETF and Index Mutual Funds. For JPM Systematic Alpha, Competitor Universe includes all Morningstar Alternative Categories. Past performance is not indicative of future performance, which may vary 3. Awarded to SmartRetirement team for the management of the JPMorgan SmartRetirement Target-date Series (Institutional Shares) 27

Notes appendix

Page 15

Source: Company filings, FT Towers Watson Global Alternatives Survey 2014, J.P. Morgan estimates

1. Client assets may include non fee-earning client assets (e.g., firm capital invested in its own funds, uncalled capital commitments for funds charging fees on invested capital, and asset appreciation based on changes in the fair value of underlying investments) where available/applicable
2. Carlyle PE/PE Solutions includes ~$2B of real estate fund of funds from the Metropolitan acquisition
3. GSAM mix based on FT Towers Watson Global Alternatives Survey 2014 (July 2014); may not include all alternatives assets in Merchant Banking division
4. CS Hedge Fund Solutions figure based on Hedge Fund Alert newsletter; does not include minority-owned private equity joint ventures
5. Deutsche Bank AWM figures based on DeAWM Press Kit (June 2014) with assets as of June 30, 2014
6. BlackRock asset split based on Investor Day (June 2014), 2013 10-K, and 4Q14 quarterly report

ASSET MANAGEMENT

28

JPMorgan Chase & Co.

February 24, 2015 C O M M E R C I A L B A N K I N G Doug Petno, Chief Executive Officer Commercial Banking

C O M M E R C I A L B A N K I N G Chase Commercial Banking – a proven business model  Coverage segmented and focused on best serving client needs  Local delivery and decision making  Deep industry expertise  Seasoned team with 20 years average experience Client and community focus  Rigorous client selection  Strong credit and control culture  Expense discipline  Long-term, through-the-cycle orientation Through-the-cycle discipline  Building share in high potential markets  Expanding our relationships in targeted industries  Selectively growing Commercial Real Estate Investing for growth  High quality, resilient earnings  Excellent returns  Steadily investing and adapting to regulatory changes Strong financial performance  Industry-leading, broad-based capabilities  Operating efficiencies as part of JPMorgan Chase Competitive advantages 1

Agenda Page C O M M E R C I A L B A N K I N G 2 Franchise strength 2 2014 performance 8 Opportunities 15

Commercial & Industrial overview

Client focus through dedicated segment and industry coverage

CHASE | J.P.Morgan

Chase Commercial Banking

- Small Business — < $500K revenue
- Business Banking — $500K - $20MM revenue
- Middle Market Banking & Specialized Industries — **$20MM - $500MM revenue**
- Corporate Client Banking & Specialized Industries — **$500MM - $2B revenue**
- Corporate & Investment Banking — > $2B revenue

Middle Market Banking & Specialized Industries (MM)		Corporate Client Banking & Specialized Industries (CCB)
41% CB net revenue	% CB net revenue[1]	28% CB net revenue
~14,600 clients, ~3,000 government clients	Clients	~1,500 corporate clients, ~1,800 FIG clients
~35,000 prospects	Prospects	~1,400 prospects
Mostly private small to mid-sized businesses	Client type	Mostly public companies with complex needs
Local delivery and personalized service	Coverage model	Global coverage and deep expertise

Note: Data as of YE2014 except where noted. CB's Commercial & Industrial (C&I) grouping is internally defined to include certain client segments (MM, which includes Nonprofit clients, and CCB) and will not align with regulatory definitions.

[1] CB revenue excludes 3% categorized as other

FRANCHISE STRENGTH

3

JPMORGAN CHASE & CO.

Commercial Real Estate overview







	Commercial Term Lending (CTL)	Real Estate Banking (REB)	Community Development Banking (CDB)
% CB net revenue[1]	18%	7%	3%
Loans & commitments	$54B in loans	$23B in credit commitments	$4B in credit commitments
Clients	~35,000 investors & owners	~640 clients	~890 clients
Portfolio attributes	Multifamily, stabilized properties	Top tier investors with institutional quality assets	Specialized construction lending for affordable housing

Note: Data as of YE2014 except where noted. CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and will not align with regulatory definitions

[1] CB revenue excludes 3% categorized as other

FRANCHISE STRENGTH

4

JPMorgan Chase & Co.

We pick the best clients

Our client selection criteria...

Strong management track record	Reputable in local markets	Preferred industries with transparent operations	Shared risk philosophy	Strategic clients with complex needs

...results in higher quality, lower risk...

- High growth, broad-based relationships
- Strong management and business fundamentals
- Deeper, long-term relationships – average of ~9 products/client
- Well-diversified portfolio
- Lower credit, operational and reputational risk

...and more valuable clients

- Higher revenue per client
- Lower credit costs through the cycle
- Lower cost-to-serve (e.g. credit, compliance, on-boarding, monitoring)
- Greater earnings resiliency

Client selection leads to superior through-the-cycle returns

FRANCHISE STRENGTH

5

JPMorgan Chase & Co.

Leveraging the entire JPMorgan Chase platform



Operational efficiency
Financial Strength & stability
Global footprint
Thought leadership
Iconic brands
Community impact
Technology, security & infrastructure
Access to top talent
Corporate & Investment Bank
Consumer & Community Banking
Chase Commercial Banking
Asset Management

Corporate & Investment Bank

- International presence in more than 60 countries with capabilities to serve CB clients abroad
- Joint IB coverage provides CB clients access to market-leading investment banking coverage
- CB clients represent 35% of North America IB fees[1]
- Collaboration with Treasury Services to meet the unique needs of CB client segments
- #1 cash management portal in North America[2]

Consumer & Community Banking

- Access to top issuer of U.S. Commercial Cards[3]
- Market-leading payments capabilities for CB clients
- Convenience of ~5,600 branches for CB clients
- Small business partnership with Business Banking

Asset Management

- ~$120B in AUM from CB clients
- Client referrals to and from Private Bank

Note: Data as of YE2014
[1] Calculated based on gross domestic IB revenue for SLF, M&A, Equity Underwriting and Bond Underwriting
[2] Greenwich Associates: Greenwich 2014 Online Survey
[3] 2014 Nilson Report: Ranked by purchase volume in 2013

FRANCHISE STRENGTH

6

JPMORGAN CHASE & CO.

Delivering our broad-based, global capabilities locally


Civic involvement
25,000+ hours of community service
Local delivery of underwriting, capital and service
200+ years in New York
150+ years in Chicago
5+ years in Seattle
Global capabilities
Making a positive difference in our communities

- Presence in 118 U.S. cities, 46 of the top 50 MSAs and 14 major international cities
- ~1,370 bankers[1]; average 20+ years of industry experience
- Bankers rooted and active in their communities
- De-centralized operating model with local client coverage, underwriting and service

[1] Based on total count of revenue-producing employees

FRANCHISE STRENGTH

7

JPMorgan Chase & Co.

Agenda Page C O M M E R C I A L B A N K I N G 8 2014 performance 8 Franchise strength 2 Opportunities 15

2 0 1 4 P E R F O R M A N C E Expansion market revenue ($MM) 297 327 10% New offices opened 4 4 Headcount 6,848 7,262 6% 2014 results – strong underlying business performance 1 Investment Banking and Card Services revenue represent gross revenue generated by CB clients. Investment Banking includes Banking and Markets revenue. Card Services includes Commercial Card and Paymentech revenue 2 Prior year revenue for Card Services and International Revenue were restated to conform to current presentation 3 Denotes overseas revenue from U.S. multinational clients ($B, except where noted) 2013 2014 YoY (%) Loan balance (EOP) 137 149 8% Client deposits & other third-party liabilities (avg.) 198 204 3% Investment Banking revenue1 1.7 2.0 18% Card Services revenue1,2 ($MM) 469 490 4% International revenue2,3 ($MM) 264 304 15% Record Risk discipline Achieving target returns Net charge-offs (%) 0.03% 0.00% Non-performing loans (%) 0.37% 0.22% Revenue 7.1 6.9 (3%) Net income 2.6 2.6 (0%) Overhead ratio (%) 37% 39% Allocated capital 13.5 14.0 4% Return on equity (%) 19% 18% Record results Steady investment 9

Stable and diversified deposit base

Excellent deposit gathering franchise


Average 2014 deposits by segment[1] ($B)
MM
CCB
CRE
9%
35%
56%
$204B


Average 2014 deposits by type[1] ($B)
DDA
Savings
Sweeps
Other
10%
11%
23%
56%
$204B

Managing deposits closely

- Deposit base built through selective new client acquisition and deep, broad-based relationships
- Anticipate reduction in deposits over time – clients will deploy cash as economy strengthens
- Despite adjustments and impact of regulation, our portfolio possesses tremendous future value
- Continuing to monitor market in anticipation of changes in rate environment

Commercial Banking is well positioned for rising rates

[1] Deposit balance includes client deposits and other third party liabilities

10
JPMORGAN CHASE & CO.
2014 PERFORMANCE

2 0 1 4 P E R F O R M A N C E $51 $62 $74 $74 $78 2010 2011 2012 2013 2014 Commercial & Industrial loan portfolio – steady, disciplined growth Note: CB’s Commercial & Industrial (C&I) grouping is internally defined to include certain client segments (MM, which includes Nonprofit clients, and CCB) and will not align with regulatory definitions. 1 Industry data sources from FRB H.8 Assets and Liabilities of Commercial Banks in the United States (not seasonally adjusted) 2 Asset Based Lending Commercial & Industrial portfolio ($B, EOP) 30% 31% 32% 30% 32% 0.61% 0.09% 0.00% 0.06% 0.02% Utilization (%) Total NCOs  Diversified loan growth across C&I business  Fifth consecutive year of EOP loan growth in MM with expansion market loan growth up 7% YoY  CCB loans up 8% with increased utilization from industrials, energy, consumer goods & tech clients  ABL2 up 28% YoY with $4B in originations  Limited exposure to private equity  Competition for quality assets continues to be strong  Seeing higher hold levels, longer tenors and some covenant light deals  Continued loan spread compression  Loan utilization and early 2015 indicators show soft volume CB performance summary 2014 industry observations 11

Commercial Real Estate – industry-leading loan growth

CRE loan portfolio ($B, EOP)



Community Development Banking
Real Estate Banking
Commercial Term Lending
Industry[1] CAGR: 2%
CB CAGR: 10%
$48
$50
$55
$63
$71
2010
2011
2012
2013
2014

	2010	2011	2012	2013	2014
Total Originations ($B)	$3	$14	$21	$22	$23
Total NCOs	1.23%	0.24%	0.04%	0.01%	(0.01%)

2014 industry observations

- Continued strong fundamentals across property types and markets, particularly in multifamily
- Demand for U.S. commercial real estate remains strong
  - Transaction volume continues to increase
  - Equity inflows help maintain LTV and LTC ratios
- Pressure on spreads, but credit structures remain sound
- Expect 2015 to look like 2014

CB performance summary

- Strong, double digit loan growth in CTL and REB
  - CRE loan balances have increased for 28 consecutive months with record originations in 2014
  - New originations' credit metrics in line with portfolio
- CTL portfolio grew $5B with $13B in originations
  - 63% of 2014 CTL originations from new financings
  - Remained the #1 multifamily lender in the U.S.[2]
- REB portfolio grew $2.3B with $10.3B in originations

Note: CB's CRE grouping is internally defined to include certain client segments (REB, CTL and CDB) and will not align with regulatory definitions
[1] Industry data sourced from FRB H.8 Assets and Liabilities of Commercial Banks in the United States (not seasonally adjusted)
[2] SNL Financial based on FDIC data as of 3Q14

2014 PERFORMANCE

12

JPMorgan Chase & Co.

2 0 1 4 P E R F O R M A N C E 2008 2009 2010 2011 2012 2013 2014 2008 2009 2010 2011 2012 2013 2014 1 Based on end of period loans 2 Peer averages include CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC 3 Through-the-cycle, 2008-2014 average 4 Excluding pre-acquisition WaMu originations, Chase represented 1.67% in 2009 and 1.02% in 2010 5 Excluding pre-acquisition WaMu originations, Chase represented 0.93% in 2009 and 0.74% in 2010 6 Commercial Banking net charge-offs for 2012 and 2013 were 0.03% Commercial Banking Peer average2 Commercial Banking Peer average2 Continued strong credit performance Non-performing loans1 Net charge-offs TTC average3 Peers: 0.98% CB: 0.36% CB Target: < 0.50% 2.1% 4.2% 3.1% 2.0% 1.1% 0.6% 0.4% 0.9% 2.9% 2.0% 0.9% 0.5% 0.4% 0.2% Peers CB 1.4% 2.2% 2.0% 0.8% 0.3% 0.1% 0.1% 0.4% 1.0% 0.9% 0.2% 0.0%6 0.0%6 0.0% Peers CB Client selection and through-the-cycle discipline drive superior credit performance 4 4 5 5 13

2014 PERFORMANCE

Closely monitoring market fundamentals

Key watch areas

Oil & gas

- Total portfolio of $6.0B in outstandings and $15.0B in exposure
  - 4% of overall CB outstandings
  - 5% of overall CB exposure
- Well structured portfolio with strong asset coverage
  - 94% of E&P outstandings secured by reserves
- Deep industry experience through cycles
  - 24 years average experience[1]
- Limited secondary impact on portfolio
  - Texas economy remains strong
  - Limited real estate exposure

Leveraged lending

- Monitoring regulatory and competitive environment closely
- Limited sponsor-backed exposure representing only 1.3% of CB exposure
- Maintained credit discipline on structure
- Focus on long-term clients
- #1 in non-sponsor owned middle market loan syndications vs. #21 in sponsor owned[2]

CB Oil & gas total outstandings ($6.0B)


Midstream/ pipeline 6%
Refining 1%
Integrated 1%
Other 7%
Oil field Services 14%
Exploration & production 70%

2014 Middle Market loan syndication league table[2] ($B)


Non-sponsor Owned
Sponsor Owned
$25.0
21%
79%
$23.7
16%
84%
$22.9
5%
95%
$10.6
12%
88%
$10.3
89%
11%
Firm A
Firm B
Chase
Firm C
Firm D

Overall	#3	Non-sponsor	#1	Sponsor	#21

[1] Average for senior bankers, underwriters, engineers and credit management

[2] Source: Thomson Reuters; Sponsor volume includes deals for sponsor owned borrowers per Thomson Reuters league table data; Middle Market defined as sales size ≤$500MM; Deal size ≤$500MM

14

JPMORGAN CHASE & CO.

Agenda Page C O M M E R C I A L B A N K I N G 15 Opportunities 15 Franchise strength 2 2014 performance 8

O P P O R T U N I T I E S Extending our proven business model to new, high potential markets 2010 2011 2012 2013 2014 Long-term target Total expansion market revenue1 ($MM) $1,000 $53 $139 $232 $297 $327 # Clients # Bankers2 Loans EOP ($B) Avg. deposits3 ($B) 19 Expansion cities 2010 footprint 34 Expansion cities 2014 footprint 820 1,100 1,350 1,460 1,670 74 103 122 127 152 $1.6 $4.4 $6.8 $8.2 $8.8 $1.3 $3.0 $4.7 $5.9 $7.8 Patient, disciplined franchise expansion 1 Prior year revenue is restated to conform to current presentation 2 Based on total count of revenue-producing employees 3 Includes client deposits and other third party liabilities 16

Industry-focused to better serve our clients and manage risks

Specialized industries


Healthcare
~7% of GDP


Governments
~4% of GDP


Agribusiness & food
~3% of GDP


Media & entertainment
~4% of GDP


Oil & gas
~6% of GDP


Technology
~6% of GDP


Power & utility
~2% of GDP


Financial services
~7% of GDP


Heavy equipment
~1% of GDP


Beverage
~1% of GDP


Apparel
~1% of GDP


Foreign multinational
N/A

Aligning to client industry needs...

- Clients expect fluency in their industry and the issues/ opportunities they face
- Ability to deliver client-tailored solutions

... while best managing industry risks

- Industry-specific risk management parameters
- Credit specialists aligned with industries
- Demonstrate continuity through the industry and company lifecycle

Source: Bureau of Economic Analysis, GDP estimates for full-year 2014 by industry calculated to best mirror scope of each specialized industry

OPPORTUNITIES
17
JPMORGAN CHASE & CO.

O P P O R T U N I T I E S $238 $264 $304 2012 2013 2014 Gross IB fees $1.6 $1.7 $2.0 2012 2013 2014 $429 $469 $490 2012 2013 2014 Gross IB fees Deepening client relationships through unique capabilities Note: C&I client defined as any active relationship with banker assignment at 12/31/2014 1 Prior year revenue for Card Services and International Revenue were restated to conform to current presentation 2 FX/markets represents number of clients with total FX/market related fees paid to JPMC exceeding $10,000 in 2014 3 International represents total unique holding companies utilizing any international product or service, including liquidity, core TS, credit, FX/markets or trade finance 4 Corporate finance represents number of clients paying investment banking related fees exceeding $100,000 in any one of the last three years as a ratio to 2014 clients 82% 79% 47% 28% 22% 21% 14% 7% 7% 4% Liquidity Core TS Credit Commercial card Merchant services FX/ markets² International³ Investment management Corporate finance Trade finance CB C&I client usage rates by product1 (%) Investment Banking revenue ($B) Card Services revenue1 ($MM) International revenue1 ($MM) 12% CAGR 7% CAGR 13% CAGR 4 18

O P P O R T U N I T I E S Continuing build-out of Investment Banking capabilities – new $3B revenue target 1 Represents the total revenue related to investment banking products sold to CB clients 2 Commercial Banking clients and prospects jointly covered by CIB CIB partnership has resulted in differentiated client coverage Commercial Banking gross investment banking revenue1 ($B) 2008 2009 2010 2011 2012 2013 2014 New long-term target $1.2 $1.3 $1.4 $1.6 $1.7 $3.0 $1.0 $2.0 19

Opportunity to continue capturing market share in Commercial Real Estate

Unique value proposition	Focus on fundamentals	Capture market opportunities
Relationship-driven model	**Identify markets & clients**	**Continue taking share**

Unique value proposition — Relationship-driven model

- Differentiated platform from bank and non-bank competitors
  - Full product capabilities
  - Service and support throughout life of loan
- Focus on speed and simplicity at every client touch point
  - Loan process efficiency
  - Certainty of execution
  - Execution of any sized deal

Focus on fundamentals — Identify markets & clients

- Disciplined market selection based on fundamentals
- Proactively manage originations
  - Avoid volatile asset classes
  - Limit concentration levels
- Select high quality clients
  - CTL: Long-term investors focused on stable cash flows
  - REB: Leading real estate companies with strong track records

Capture market opportunities — Continue taking share

- Continue investment in business
- Scalable origination platform
- Over $1T in near-term maturities to drive future origination volumes[1]
  - Significant opportunity to refinance GSE maturities
  - JPMC attractive for clients looking to diversify financing sources
  - Capital inflows continue to support strong credit metrics

Maintaining close watch on market fundamentals while positioning our CRE franchise for growth

[1] Trepp LLC, data as of 9/30/2014

OPPORTUNITIES

20

JPMorgan Chase & Co.

We remain confident in our ability to produce superior returns through the cycle

Proven business model

▲ **Revenue**	Deeper relationships through unmatched capabilities ■ Premier investment banking ■ Leading treasury services platform ■ Top issuer of commercial cards[1] ■ Proprietary merchant services ■ Foreign exchange ■ Interest rate risk management ■ International banking ■ Investment management
▲ **Deposits**	■ Lower loan-to-deposit ratio vs. peer average[2] (69% vs. 121%) ■ Significant value from deposits ■ Firm-wide funding advantage from being part of JPMorgan Chase
▼ **Expenses**	■ Relentless expense management ■ 600bps lower overhead ratio vs. peer average[3] for 2014 (39% vs. 45%)
▼ **Credit costs**	62bps lower through-the-cycle NCOs vs. peer average[4] (36bps vs. 98bps)
▲ **Superior returns**	Our **proven business model** allows us to **absorb incremental capital** and **continue to invest** while **producing superior results** through the cycle

Note: Data as of YE2014 except where noted through-the-cycle (TTC); TTC represents average of last seven years
[1] 2014 Nilson Report: Ranked by purchase volume in 2013
[2] Loan-to-deposit ratio peer average includes CB-equivalent segments at BAC, CMA, KEY, PNC, USB, WFC
[3] Overhead ratio peer average includes CB-equivalent segments at CMA, FITB, KEY, PNC, USB, WFC
[4] NCO ratio peer average includes CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC

OPPORTUNITIES
21
JPMORGAN CHASE & CO.

O P P O R T U N I T I E S Executing our proven strategy Note: TTC = through-the-cycle 1 Investment banking revenue represents gross investment banking revenue generated by CB clients – including Banking and Markets revenue 2 Denotes overseas revenue from U.S. multinational clients Financial targets Execute growth initiatives Investment banking 1 International2 Market expansion Optimize returns TTC return on equity Long-term target $327MM $2.0B $304MM 18% 2014 actual $1.0B $3.0B $500MM 18% +/- 2010-2014 growth 57% CAGR 10% CAGR 22% CAGR Maintain expense & credit discipline TTC overhead ratio TTC net charge-offs 39% 0.00% 35% < 0.50% 36% avg. 0.24% avg. 24% avg. 22

O P P O R T U N I T I E S Delivering for our clients  Safeguard our clients and our business  Continue to enhance critical capabilities Fortress controls and compliance  Execute our disciplined growth strategy  Adapt to new regulatory framework  Deploy capital efficiently Optimize returns  Deliver proactive, best-in-class customer service  Improve speed to respond Be the easiest bank to do business with  Our people are our competitive advantage  Have the best people in our markets Invest in our team  Bring to bear capital, advice and ideas  Deliver industry insight and solutions  Stand by our clients Help our clients succeed Our commitment is to build the best commercial bank by helping our clients succeed and making a positive difference in our communities Chase Commercial Banking priorities 23

February 24, 2015 C O N S U M E R & C O M M U N I T Y B A N K I N G Gordon Smith, Chief Executive Officer Consumer & Community Banking

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 1 Consumer & Community Banking 1 Consumer Banking 20 Mortgage Banking 39 Card Services 57 Appendix 76

C O N S U M E R & C O M M U N I T Y B A N K I N G Our strategic agenda is focused on 6 key areas  Continue to improve the customer experience and deepen relationships  Continue to simplify our business  Maintain strong control environment and automate processes  Reduce expenses  Increase digital engagement  Lead payments innovation 2

Chase Consumer & Community Banking is a strong franchise with leadership positions across all its businesses

Powerful customer franchise	▪ Consumer relationships with almost half of U.S. households ▪ #1 in primary bank relationships within Chase footprint[1]
Firmwide capabilities to meet customer needs	▪ Chase Private Client integration with J.P. Morgan Private Bank investments platform ▪ Business Banking access to Commercial Bank specialty lending
Attractive footprint	▪ Branch network concentrated in the highest growth U.S. markets ▪ 55% of affluent U.S. households live within 2 miles of a Chase branch or ATM
Leading position in digital banking	▪ #1 most visited banking portal in the U.S.[2] ▪ #1 mobile banking functionality[3]
World-class payments franchise	▪ #1 in total U.S. credit and debit payments volume[4] ▪ #1 wholly-owned merchant acquirer[5] with ~50% of U.S. eCommerce volume[5]
National, scale lending businesses	▪ #1 credit card issuer in the U.S. based on loans outstanding[6] and #1 U.S. co-brand credit card issuer[7] ▪ #2 mortgage originator and servicer[8] ▪ #3 non-captive auto lender[9]

Note: For footnoted information, refer to appendix

CONSUMER & COMMUNITY BANKING

3

JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G Performance targets Consumer & Community Banking 2014 Target achieved in 2014 Medium term guidance (+/-) Targets (+/-) Consumer & Business Banking ROE 31% P 35% 35% Mortgage Banking Net charge-off rate1 0.41% X 0.20% 0.15%5 ROE 9% X 9% 15%6 Card Services Revenue margin 12.0% P 12.0% 12.0-12.5% Net charge-off rate2 2.75% P 3.0% 3.75% ROE 23% P 25% 20% Auto Net charge-off rate 0.34% P 0.45% 0.75% ROE 17% P 16% 16% Consumer & Community Banking ROE3 18% X 20% 20% Overhead ratio 58% X ~50%4 ~50% Noninterest expense $25.6B P ~$2.0B 4 Prior Year target 0.25% +/- Prior Year target 30% + 1 Real Estate Portfolios only, excluding purchased credit-impaired (PCI) loans; 2014 actuals exclude PCI write-offs of $533mm 2 Excludes held-for-sale loans 3 Includes legacy mortgage servicing operational risk capital held at CCB level of $3B and $5B in 2014 and 2015, respectively 4 Assumes front-end rates rising in 2H15, ~2.25% by 2017 5 Target net charge-off rate of 0.15% +/- will depend on portfolio mix of mortgage and home equity 6 Target ROE excludes liquidating real estate portfolios

C O N S U M E R & C O M M U N I T Y B A N K I N G Consumer & Community Banking EOP loans1 ($B) Deposit growth has been strong and core loans show continued growth Consumer & Community Banking average deposits ($B) $364 $383 $414 $453 $487 2010 2011 2012 2013 2014 CAGR +8% Note: numbers may not sum due to rounding 1 Includes held-for-sale loans 2 Non-core loans include runoff portfolios, discontinued product/products no longer originated, and/or business simplification efforts, prior period non-core loans have been restated to include newly exited Card portfolios 3 Other includes securities-based lending of $0.5B in 2013 and $1.1B in 2014 $107 $112 $113 $115 $121 $52 $53 $53 $62 $79 $48 $47 $50 $53 $55 $13 $14 $16 $17 $19 $235 $198 $171 $148 $126 2010 2011 2012 2013 2014 Card Mortgage Banking Auto Business Banking/Other Non-core loans (all LOBs) $426 $403 $394 $400 2010 – 2014 CAGR Non-core loans: (14%) Core loans: +6% Total: (3%) 2 $455 Total: +1% Core: +11% 5 3

C O N S U M E R & C O M M U N I T Y B A N K I N G We exceeded our 2014 expense reduction target by $400mm and will enter 2017 with an additional $2B of cost savings 2014 Investor Day targets 2014 performance Mortgage Banking Consumer & Community Banking  Expense reduction of ~$1.8B2 in 2014  ~8K1 headcount reduction in 2014  Expense reduction of ~$2B2 from 2013 to 2014  ~6K1 headcount reduction in 2014  Achieved $2.3B2 expense reduction in 2014  Achieved ~7.9K1,3 headcount reduction in 2014  Achieved $2.2B2 expense reduction in 2014  Achieved ~11.6K1,3 headcount reduction in 2014 1 Includes employees and contractors 2 Includes reductions of ~$0.4B related to litigation and ~$0.3B related to foreclosure-related matters 3 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014 P P P P Consumer & Business Banking + Card, Merchant Services & Auto  ~1% ($200mm) expense growth in 2014  ~2K1 headcount reduction in 2014  0.4% ($85mm) expense growth in 2014  Achieved ~3.7K1 headcount reduction in 2014 P P Since 2012, we have reduced expense by ~$3.2B 6

C O N S U M E R & C O M M U N I T Y B A N K I N G We are executing against our expense reduction initiatives  Align banker and specialist staffing in branches with opportunity Branch staffing model Key initiatives across Consumer & Community Banking  Increase in-branch digital functionality to facilitate self-service Branch automation  Invest in our mobile and online capabilities to enable customers to interact with Chase how and when they want Digital / self-service  Automate manual controls and processes Controls and process automation  Consolidate non-branch locations into large strategic hubs Real estate / location strategy  Consolidate and rationalize vendors to drive efficiency Vendor rationalization 7

We are actively driving down our expense base

Example: Non-branch location strategy

Consumer & Community Banking buildings (excluding branches)


~325
~300
~200
Jan '13
Jan '14
Dec '16

- Comprehensive real estate strategy to consolidate locations into large strategic hubs
- Economies of scale to be achieved through exit of non-core sites
- Cost savings to be achieved across multiple areas
  - Real estate
  - Technology
  - Human resources
  - Vendors

CONSUMER & COMMUNITY BANKING
8
JPMorgan Chase & Co.

C O N S U M E R & C O M M U N I T Y B A N K I N G Merchant processing cost per transaction Consumer & Business Banking call center cost per checking account Operating cost per active credit card1 Fraud dispute / claims cost per credit card dispute1 We are actively driving down our expense base while growing our business Example: Servicing unit costs 1 Excludes Commercial Card, Canada and certain terminated partners/products 2 Excludes Commercial Card 0% 20% 40% 60% 80% 100% 2012 2014 2016 0% 20% 40% 60% 80% 100% 2012 2014 2016 0% 20% 40% 60% 80% 100% 2012 2014 2016 0% 20% 40% 60% 80% 100% 2012 2014 2016 CAGR (6%) CAGR (5%) CAGR (8%) CAGR (4%) 9 2012-2014 growth in checking accounts of ~2.4mm 2012-2014 growth in credit card accounts with sales activity2 of ~3.4mm 2012-2014 growth in merchant processing transactions of ~8.6B 2012-2014 growth in credit card accounts with sales activity2 of ~3.4mm

We have simplified our product set to reduce complexity and further de-risk the business



# of Card partners
(77%)
2010
2014
# of Mortgage Banking products and programs
(51%)
2010
2014
# of Business Banking deposit products
(43%)
2010
2014

Revenue impact is already reflected in our 4Q14 run-rate

CONSUMER & COMMUNITY BANKING

10

JPMORGAN CHASE & CO.

We have strengthened our controls and continue to simplify and innovate our businesses

Continuing to enhance the control environment…
Dedicated resources to strengthen our controls
De-risking through client selection – discontinuing certain business with select clients

- **Dedicated resources** to strengthen our controls
- **De-risking** through client selection – discontinuing certain business with select clients
  - Exited 5K+ Foreign Politically Exposed Person relationships
  - Exited 4K+ Business Banking relationships in high risk geographies and industries
  - Closed 100K+ accounts in 2014 through Anti-Money Laundering screening and monitoring processes
  - Prohibited cash deposits by non-account holders in March 2014
- **Automating** processes to mitigate control breaks
- **Simplifying** products and processes

…which will lead to:

Simpler products and processes

Lower operational complexity and fewer control breaks

Superior customer experience

CONSUMER & COMMUNITY BANKING

11

JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G Customer experience continues to improve, resulting in lower attrition… Net promoter scores1 1 Note: NPS = % promoters minus % detractors 2 Includes households that close all Chase accounts; average of annualized monthly attrition rates over 12 months for 2010 and 2014 3 Auto NPS score tracked beginning in January 2012 Chase household attrition rates2 Business Banking Consumer Banking Card 2010 2014 (4) ppt (6) ppt (1) ppt M a y- 1 1 N o v -1 1 M a y- 1 2 N o v -1 2 M a y- 1 3 N o v -1 3 M a y- 1 4 N o v -1 4 Consumer Banking Business Banking Card Mortgage Originations Auto 53 32 15 12 63 61 43 35 12 37 60 3

… and deeper relationships with our customers


Checking balance per new account ($K)[1]
2x
2010
2014


Credit card spend share of wallet[2]
+6 ppt
2010
2014

[1] Data represents average checking balance per new checking account on the last day of the month the account was opened
[2] Excludes Business Card, Commercial Card, Canada and certain terminated partner portfolios

CONSUMER & COMMUNITY BANKING

13

JPMORGAN CHASE & CO.

We continue to leverage the strength of our franchise across the entire firm which results in deeper relationships

Number of products & services[1] per Consumer Banking household


7.2
7.8
2010
2014

[1] Products and services include deposits (e.g., interest checking, money markets), credit (e.g., mortgages, credit cards), investments, and services (e.g., online banking, mobile banking)

Strength of the franchise

- ~45% of CCB households have more than one Chase product
- ~35% of Chase branded cards sold through branches
- ~70% of Chase Paymentech new sales in the U.S. are sourced from across the bank
- ~80% of Business Banking households have a personal relationship with Chase

CONSUMER & COMMUNITY BANKING

14

JPMORGAN CHASE & CO.

CONSUMER & COMMUNITY BANKING

Customers are increasingly engaging with us through digital channels which enables us to reduce service costs

Chase servicing interactions per household[1] – 2010-2014 CAGR


+26%
Online log-ins: +10%
Mobile log-ins: +81%
Representative calls
Teller transactions
Digital log-ins
(3%)
(3%)

Ultimate Rewards redemptions by channel


Online
Mobile
Phone
31%
69%
24%
76%
16%
8%
76%
2010
2012
2014

Cost per deposit by channel[2]


$0.65
$0.08
$0.03
Teller deposit
ATM deposit
QuickDeposit

[1] Per household analysis; includes Chase Consumer & Business Banking and Card lines of business
[2] Based on variable cost; teller deposit cost based on average deposit transaction time of ~1minute

15
JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G Digital strategy Improve customer experience Our goal is to give customers a compelling experience in the digital channel Simplify originations Develop simple, secure and safe payments experiences Reduce service costs Increased customer engagement 16

Chase Commerce Solutions has been growing faster than the market

Merchant processing volumes ($B)[1]


+81%
18% higher than First Data/Chase combined in 2007 (pre-dissolution of JV)²
469
848
2010
2014

Merchant processing bankcard volumes ($B)[3]


Chase
Industry
+60%
+21%
2010
2013
2010
2013

Note: Chase Commerce Solutions, also known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses

[1] Source: Chase internal data; includes bankcard, PIN debit and other payment types (e.g. gift card, electronic payments)

[2] Joint venture between Chase and First Data was dissolved in 4Q08

[3] Source: Chase internal data and Nilson data for the industry; U.S. bankcard volumes include Visa and MasterCard credit and signature debit volumes

CONSUMER & COMMUNITY BANKING
17
JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G We are continuing to grow our Auto business while maintaining credit discipline 1 Chase internal data for all Chase metrics; Experian AutoCount and Power Information Network for industry averages Chase EOP Auto loans ($B) November 2014 YTD originations average LTV1 November 2014 YTD originations average term (months)1 695 727 Industry average Chase 63 63 Industry average Chase November 2014 YTD originations average FICO1 $48.4 $54.5 2010 2014 +32 +13% 100% 94% Industry average Chase (6 ppt) ~flat 18

C O N S U M E R & C O M M U N I T Y B A N K I N G The underlying performance of the business is strong $ in billions, except ratios and where otherwise noted 2014 YoY ∆ Consumer Banking Households (mm) 22.9 3% Deposits (average) $381 8% Client investment assets $213 13% Business Banking Deposits (average) $91 12% Loans (period-end)1 $20 6% Loan originations $7 28% Mortgage Banking Total mortgage originations $78 (53%) Third-party mortgage loans serviced (period-end) $752 (8%) Real Estate Portfolios net charge-offs2 $0.5 (57%) Card New accounts opened3 (mm) 8.8 21% Sales volume3 $466 11% Loans (period-end) $131 3% Net charge-off rate4 2.75% (39) bps Merchant Services Merchant processing volume $848 13% Auto Auto originations $28 5% Loans (period-end) $55 3% 1 Excludes Small Business Credit Card 2 Excludes purchased credit-impaired (PCI) loans; 2014 net charge-offs exclude PCI write-offs of $533mm 3 Excludes Commercial Card 4 Excludes held-for-sale loans Consumer & Community Banking lines of business drivers 19

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 20 Consumer Banking 20 Consumer & Community Banking 1 Mortgage Banking 39 Card Services 57 Appendix 76

Key strategic initiatives and mission 21 Acquire and deepen relationships with customers Rapid adoption of mobile & digital capabilities Drive down expenses C O N S U M E R B A N K I N G

2013 2014 YoY Δ Relationships Consumer household relationships (mm) 22.3 22.9 3% Consumer household attrition rate1 10% 9% Deposit & Investment balances ($B) Average deposit balances2 $434.6 $472.3 9% Client investment assets (end of period) 189 213 13% Net new investments 16.0 16.1 1% % managed assets 36% 39% Distribution channels Branches 5,630 5,602 - ATMs 20,290 18,056 (11%) Active mobile users2 (mm) 15.6 19.1 22% Branch employees2 (K) 59.3 52.8 (11%) Performance2 ($B) Revenue $17.4 $18.2 5% Net Income 2.9 3.4 17% ROE 26% 31% 1 Households and clients that close all Chase account relationships 2 Includes Consumer and Business Banking Consumer Banking business drivers 22 C O N S U M E R B A N K I N G Consumer Banking business drivers

6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 2010 2011 2012 2013 2014 Higher customer satisfaction is driving lower attrition J.D. Power overall satisfaction index1 1 Source: J.D. Power U.S. Retail Banking Satisfaction Study; Big Banks defined as top six U.S. banks 2 Based on the yearly American Customer Satisfaction Index as of December 2014 3 Includes households that close all Chase accounts; average of annualized monthly attrition rates over 12 months for 2010 - 2014  #1 in customer satisfaction among the largest U.S. banks for the third consecutive year2 0 American Customer Satisfaction Index 23 0  A 4% improvement in attrition equates to ~1mm Consumer Banking households and $15B in deposits Improved attrition driving strong performance (4) ppt 680 700 720 740 760 780 800 820 2010 2011 2012 2013 2014 Industry Average Big Banks Regional Banks Chase Midsize Banks 0 Acquire and deepen relationships with customers Consumer Banking household attrition rates3 C O N S U M E R B A N K I N G

Acquire and deepen relationships with customers

We have had record deposit and investment growth

Consumer Banking deposit and investment growth ($B)


CAGR
$594
Total: 10%
Investments[1]: 13%
$413
Deposits[1]: 8%
2010
2014

Key growth drivers

- Acquisition
  - Added ~2mm households since 2010
  - High quality: New account balances up ~100%[2]
  - New builds contributed ~$20B in aggregate deposits
  - Pricing discipline: 2014 core deposit rate of 8 bps
- Deepening
  - Majority of balance growth from existing relationships
  - Increasing primary banking relationships

Core relationships

Stable balances

Chase has outpaced the industry in deposit growth for the third consecutive year[3]

[1] End-of-period investments and average deposit balances
[2] New checking account average balances in 2014 vs. 2010
[3] Source: FDIC 2014 Summary of Deposits survey per SNL Financial; Market growth rate is ~3.2%; excludes all branches with $500mm+ in deposits in either of the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC

CONSUMER BANKING
24
JPMORGAN CHASE & CO.

Source: Chase internal data 1 Based on new Chase Private Client customers 2 Chase Wealth Management asset based fees earned on managed products and recurring mutual fund revenue 25 47% 55% 63% 71% 77% 2010 2011 2012 2013 2014 % of investment revenue from asset-based fees2 Building core investment relationships  ~60% of new investment money is from deposit customers who invest with us for the first time1  ~40% lift in these customers’ deposit and investment balances1  Deposit and investment customers have lower attrition rates than deposit only  ~70% of all investment flows are in managed accounts Recurring revenue up 30ppt Acquire and deepen relationships with customers C O N S U M E R B A N K I N G Building core investment relationships with our customers

Acquire and deepen relationships with customers

Our Chase Private Client platform is deepening relationships with affluent clients

Chase Private Client (CPC) cumulative net new deposits and investments[1] ($B)


$2.1
$13.0
$27.3
$43.7
2011
2012
2013
2014

Chase Private Client is deepening relationships

- CPC now offered in ~2,500 branches and covering ~80% of our affluent clients
- Substantial progress towards our $100B net new deposits and investments goal
- Deepening lending relationships: Differentiated mortgage experience and underwriting standards

Large uncaptured opportunity remains

[1] New money prior to CPC launch included in cumulative calculation

CONSUMER BANKING
26
JPMorgan Chase & Co.

The way customers bank is changing Rapid adoption of mobile & digital capabilities Branches move from transaction centers to advice centers Customers adopting digital solutions for simple transactions C O N S U M E R B A N K I N G 27

Rapid adoption of mobile & digital capabilities

Transactions are migrating to digital channels

Digital channel[1,2]	YoY growth	2014 transactions
Mobile app users[3]	+20%	19mm users
Mobile QuickDeposit℠	+25%	~45mm
Mobile Chase QuickPay℠	+80%	~30mm
Mobile Bill Pay	+30%	~60mm
ATM deposits	+10%	~200mm

[1] Mobile QuickDeposit, Mobile Chase QuickPay and Mobile Bill Pay are mobile only; exclude online activities
[2] Mobile Chase QuickPay count for completed transactions
[3] 90 day active mobile users as of December 2014

CONSUMER BANKING
28
JPMORGAN CHASE & CO.

Rapid adoption of mobile & digital capabilities

Digital usage results in more engaged customers and lower cost

Results when customers adopt digital solutions[1]

Primary relationships[2]


10%
Non-digital households
Households that became digitally active

Attrition rates


(15%)
Non-digital households
Households that became digitally active

Consumer Banking household deposits by channel[3]


Teller
ATM
QuickDeposit
10%
90%
1%
37%
62%
10%
48%
42%
2007
2010
2014

~50% lower cost per deposit in 2014 vs. 2007

[1] Based on a sample of households that became digitally active in January 2014 and subsequent trends through November 2014 when compared to a control group of non-digital households; digitally active refers to having a mobile or online login during the time period
[2] Primary relationship based on internal Chase definition
[3] Based on fourth quarter data

CONSUMER BANKING

29

JPMORGAN CHASE & CO.

Rapid adoption of mobile & digital capabilities

We continue to enhance ATM & mobile functionality to support transaction migration

Enhancing ATM functionality

- Increasing ATM capacity in high volume branches
- Increasing withdrawal limits
- Integrating cash recyclers

Enhancing mobile functionality

- Simplified mobile onboarding experience
- Increased QuickDeposit℠ functionality and limits
- Enabled paperless statement preview

% of ATM enabled consumer transactions


50%
90%
Current
2016

Future Chase QuickPay℠ improvements



- Streamlined group payments
- Immediate funds access
- Personalized imagery
- Simplified experience

CONSUMER BANKING
30
JPMORGAN CHASE & CO.

Drive down expenses

As a result of changes in customer behavior, our branch operating model continues to evolve

New branch formats	▪ Transactional to advisory
Fewer people	▪ New branch staffing model
Less dense network	▪ Plan to reduce branch count by ~300 by end of 2016

CONSUMER BANKING
31
JPMORGAN CHASE & CO.

Drive down expenses

New branch formats

Changes are driving a shift in our branch operating model from service to sales

Branches remain a critical channel

- ~90% of customers visit a branch each year
- Average customer visits 4x per quarter
- Key channel for building relationships
  - More private offices to facilitate discussions
  - ~60% advisory staff (up 10 ppt since 2010)
- Service channel across lines of business
  - ~70% of Business Banking clients visit a branch each quarter
  - ~55% of Commercial Bank customers visit a branch each quarter
  - ~35% of Private Banking households visit a branch each quarter

Branches evolving to advice centers


CHASE PRIVATE CLIENT

CONSUMER BANKING
32
JPMorgan Chase & Co.

Drive down expenses

Fewer people

New branch staffing model

Branch staff[1]



~60K
~46K
2011 (Peak staffing)
2014

2/3 of branch expenses are staffing related

- Aligning banker staffing model to sales opportunity and branch volume
- Reducing tellers based on automation of transactions
- Reducing assistant branch managers due to simplified operations
- Expect continued efficiencies as self-service trends continue

Evolution of the staffing model

[1] Excludes branch managers

CONSUMER BANKING
33
JPMorgan Chase & Co.

We plan to reduce branch count by ~300 by end of 2016 106 16 (28) (+/- 150) (+/- 150) 2012 2013 2014 2015F 2016F Net change in branches 2012 2013 2014 Beginning branch count 5,508 5,614 5,630 New builds1 150 132 71 Consolidations1 (44) (116) (99) Net branches opened 106 16 (28) Ending branch count 5,614 5,630 5,602 34 Network activity 1 Excludes relocations Drive down expenses C O N S U M E R B A N K I N G We continue to optimize our branch network

Drive down expenses

We are consolidating branches with minimal customer impact

Chase deposit share in consolidation markets[1]



2012 deposit share
2014 deposit share
16.1%
18.4%
17.7%
19.6%
24.7%
25.6%
Chicago
New York
Phoenix

	Chicago	New York	Phoenix
Net branch change	(44)	(18)	(17)
Net change in deposits ($B)	$5.5	$15.9	$1.8

Branch consolidation process

Analytics and selection

- Annual review of branch network to identify overlapping distribution and marginal performers
- Assess hundreds of potential lease renewals each year

Execution

- Process in place to limit customer and employee impact
- Rigorously monitor customer attrition and balances

[1] Source: FDIC 2014 Summary of Deposits survey per SNL Financial; excludes all branches with $500mm+ in deposits in either of the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC

CONSUMER BANKING

35

JPMORGAN CHASE & CO.

We are selectively adding branches where opportunity exists

New build rationale

- Local real estate expertise in every Chase market
- Constantly looking at improving footprint as leases mature
- Continue to selectively take advantage of new opportunities

New builds are driving growth (example: San Jose, CA)

San Jose deposits[1] ($B)


CAGR
12%
2010
2011
2012
2013
2014

	2010	2011	2012	2013	2014
New builds	+1	+7	+2	+5	+6
Branches	41	48	50	55	61
Deposits per branch ($mm)	$98	$90	$98	$99	$102

[1] Source: FDIC 2014 Summary of Deposits survey per SNL Financial; excludes all branches with $500mm+ in deposits in either of the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC

CONSUMER BANKING
36
JPMORGAN CHASE & CO.

As a result, we continue to maintain an industry leading multi-channel platform

Chase advantages



Deposit market share[1]

- Greater than 10%
- Between 5% and 10%
- Less than 5%


CHASE



Well positioned footprint

- Top 3 in deposit share in 23 of our 25 largest markets[1]
- ~5% faster projected population growth[1,2]
- ~5% higher wealth per capita[1,2]

Leading position in digital banking

- New mobile app with customized details and more intuitive navigation
- Next generation ATMs with large screens, user friendly interface, and increased functionality
- #1 most visited online banking portal in the U.S.[3]

[1] Source: FDIC 2014 Summary of Deposits survey per SNL Financial; excludes all branches with $500mm+ in deposits in either of the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC
[2] Weighted by Core Based Statistical Area-level comparing Chase branch locations to U.S. average
[3] Per Compete.com as of December 2014

CONSUMER BANKING

37

JPMORGAN CHASE & CO.

We delivered best in class growth and improved operating efficiency in 2014 We will continue to focus on our strategic themes  Acquire and deepen relationships  Rapid adoption of digital capabilities as customers continue to change the way they bank with us  Drive down expenses We are well positioned for continued growth going forward We are capitalizing on customer trends to improve efficiency and deliver on our expense commitments into 2015 and 2016 38 C O N S U M E R B A N K I N G Summary

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 39 Mortgage Banking 39 Consumer & Community Banking 1 Consumer Banking 20 Card Services 57 Appendix 76

We have made significant progress in executing against our strategic objectives

	2014 Investor Day plan	Progress
Deliver a great customer experience	▪ Simplify our product set and invest in new technology to enhance the customer experience	✓ Reduced our product set from 37 to 18 (will reduce to 15 by YE 2015) ✓ New originations platform to launch in 2015
Maximize our share of high quality originations	▪ Leverage our balance sheet ▪ Price to reflect higher servicing risks and expense	✓ Increased loans originated and retained on balance sheet (~30% in 2014, up from ~10% in 2013) ✓ Increased our share of jumbo originations ✓ Further differentiated pricing based on risk
Improve quality of servicing portfolio	▪ Actively manage down our default inventory ▪ Higher quality servicing book	✓ Actively reduced default inventory in 2014; foreclosure inventory down from ~170K in 2013 to ~90K in 2014 ✓ Improvement in delinquency rates within servicing book; 7.6% in 4Q13 to 6.3%[1] in 4Q14
Drive efficiencies	▪ Continue to invest in technology to improve operations	✓ New originations platform to launch in 2015 ✓ Investments to improve efficiency in our core and default servicing business; reduced servicing expense by ~$700mm in 2014

We are building a higher quality and less volatile mortgage business

[1] Based on total mortgage and home equity loans serviced, as reported to Inside Mortgage Finance as of December 2014

MORTGAGE BANKING
40
JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G 1 Represents total Mortgage Banking net charge-offs, excluding PCI write-offs 2 Net income adjusted to exclude change in allowance, assuming a tax rate of 38% 3 Excludes PCI loans; 2013 and 2014 actuals exclude PCI write-offs of $53mm and $533mm, respectively In 2014 we delivered solid financial results in a challenging environment 2013 2014 YoY Δ Total mortgage origination volume $166 $78 (53%) Purchase origination volume 63 45 (29%) Refinance origination volume 103 33 (68%) Third-party mortgage loans serviced, (period-end) 816 752 (8%) Foreclosure units (K), (period-end) 167 93 (44%) Mortgage Banking loans, (period-end) 184 184 - Real Estate Portfolios net charge-offs ($mm)3 1,107 477 (57%) Real Estate Portfolios net charge-off rate3 0.96% 0.41% Mortgage Banking P&L ($mm) 2013 2014 YoY Δ Revenue $10,236 $7,826 (24%) Expense 7,602 5,284 (30%) Net charge-offs1 1,119 483 (57%) Change in allowance (3,800) (700) (82%) Credit costs (2,681) (217) 92% Net income 3,211 1,668 (48%) Net income ex. change in allowance2 855 1,234 44% Key drivers ($B, except ratios and where otherwise noted) 41 Includes ~$1B of repurchase benefit and gains on excess interest-only securities and Ginnie Mae loan sales – not expected to occur in 2015

M O R T G A G E B A N K I N G $9.1 $7.6 $5.3 2012 2013 2014 We have made progress in rightsizing our business… Mortgage Banking expense ($B) Mortgage Banking headcount (K)1 46 35 27 2012 2013 2014 (19K) ($3.8B) 42 1Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014

M O R T G A G E B A N K I N G Provider 2010 Rank 2014 Rank Change Quicken Loans 1 1 - Bank of America 14 2 +12 Chase 12 3 +9 U.S. Bank 4 4 - BB&T 6 5 +1 Citi 13 6 +7 Fifth Third 6 7 -1 Wells Fargo 8 8 - SunTrust 5 9 -4 PNC 3 10 -7 … while improving customer satisfaction J.D. Power 2014 Mortgage Servicer survey J.D. Power 2014 Mortgage Origination survey Source: J.D. Power 2010 and 2014 U.S. Primary Mortgage Origination Satisfaction Studies Provider 2010 Rank 2014 Rank Change Quicken Loans N/A 1 N/A Chase 13 2 +11 Regions 5 3 +2 Wells Fargo 4 4 - BB&T 1 5 -4 Flagstar 9 5 +4 SunTrust 2 7 -5 U.S. Bank 3 8 -5 M&T N/A 9 N/A PNC 14 10 +4 Source: J.D. Power 2010 and 2014 U.S. Primary Mortgage Servicer Satisfaction Studies 43

We have strong penetration with Chase Private Client households and lead peers in mortgage consideration among affluent consumers

% of households that originated a mortgage with Chase through 3Q14YTD[1]


~4x
Penetration of Consumer Bank customers
Penetration of CPC customers

Mortgage consideration among affluent consumers[2,3,4]


60%
49%
49%
45%
15%
Chase
Bank of America
Wells Fargo
Citi
Quicken

Note: For footnoted information, refer to appendix

MORTGAGE BANKING

44

JPMORGAN CHASE & CO.

Significant regulatory and legal complexity still exists

Regulation	Putback risk and compensatory fees	FHFA and GSEs announced helpful refinements in 2014 but more needed
	Origination & Servicing Rules	TILA-RESPA, Servicing rules (Reg X), Servicing transfer guidelines
	Qualified Mortgage (QM) & Qualified Residential Mortgages (QRM)	QM launched 1/10/14; QRM finalized in 10/14
Recovery Initiatives	Servicing	Layered servicing and foreclosure requirements from CFPB, GSE, HUD, Federal, State and Local authorities
	Modification Programs	HAMP, expanded "principal reduction" proposals, REO/ Rental pilots and programs, Proprietary programs
	Refinance Programs	HARP Re-solicitations, PLS HARP
Housing Finance Reform	GSE Reform Legislation	Flurry of activity in 2014 (Johnson/Crapo, PATH Act, Delaney/Carney/Himes)
	FHFA	G-fees, Single security, Common Securitization Platform, Risk transfer deals, Housing goals
	Federal Housing Admin. Reform	FHA capital levels, Recalibrated insurance premiums and down payment requirements

MORTGAGE BANKING

45

JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G 55% 60% 65% 70% 75% 80% Jun-10 May-11 Apr-12 Mar-13 Feb-14 Jan-15 % of respondents who say it is a good time to buy Changing views towards homeownership All-cash purchases have been elevated since the financial crisis The purchase market is facing numerous headwinds… High levels of student debt Source: Federal Reserve Bank of New York Consumer Credit Panel/Equifax, February 2015 The share of first-time home buyers is declining 0% 10% 20% 30% 40% Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 % of home purchases that are all cash Source: National Association of Realtors, December 2014 Source: Fannie Mae January 2015 monthly National Housing Survey 0% Source: National Association of Realtors, November 2014 25% 30% 35% 40% 45% 50% 55% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 First time home buyers as a % of the market Lowest level in 27 years 0% $15 $16 $18 $19 $20 $21 $22 $23 $25 $25 $27 ~$350 ~$1,200 $0 $400 $800 $1,200 $1,600 $0 $10 $20 $30 U.S. student loan balances Avg student loan balance per borrower ($K) Total U.S. student loan bal. ($B) 46

0 0.2 0.4 0.6 0.8 1 1.2 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F 2016F Source: Inside Mortgage Finance (2000-2014), 2015F - 2016F reflects average of Freddie Mac (1/14/15), Fannie Mae (1/12/15), and MBA (1/20/15) estimates … and the overall originations market is expected to remain at depressed levels for the foreseeable future Industry origination market size ($T) $1.0 $2.2 $2.9 $3.9 $3.0 $2.4 $1.5 $1.8 $1.5 $1.6 $2.1 $1.9 $1.2 $3.1 $2.9 % purchase 56% 41% 37% 28% 48% 50% 51% 48% 49% 31% 33% 35% 28% 36% 58% 62% 70% The market will be dominated by purchase as refinance is expected to remain at low levels for a long time $1.2 Refinance Purchase $1.2 47 M O R T G A G E B A N K I N G

M O R T G A G E B A N K I N G -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 4Q13 1Q14 2Q14 3Q14 4Q14 Total mortgage Jumbo Conventional Government Our strategy is to maximize our share of high-quality originations Source: Lendershare and Chase internal data as of December 2014 1 Mortgage Banking only originations; excludes Private Bank and Home Equity 2 Conventional excludes FHFA defined HARP and Correspondent bulk transactions 3 Government excludes USDA Chase originations market share 1 originations market share change 2 3 2,3 48 Maximize our share of high quality originations

M O R T G A G E B A N K I N G We are leveraging our balance sheet with a focus on high-quality mortgages % of originations retained on balance sheet1 1 Includes mortgages only; excludes Private Bank mortgages 4% 11% 33% 2012 2013 2014 % of originations retained on balance sheet with CLTV > 80%1 36% 1% 1% 1% Avg 2005-2008 2012 2013 2014 739 772 770 771 Avg 2005-2008 2012 2013 2014 Average FICO of originations retained on balance sheet1 % of FICOs <700 17% 2% 1% 1% $ retained $7B $17B $25B 49 1 Includes mortgages only; excludes Private Bank mortgages 1 Includes mortgages only; excludes Private Bank mortgages Maximize our share of high quality originations

M O R T G A G E B A N K I N G Our real estate portfolio has hit an inflection point as we leverage our balance sheet to add high-quality loans $52 $53 $53 $62 $79 $185 $162 $142 $122 $105 2010 2011 2012 2013 2014 Mortgage Banking loan portfolio EOP ($B) $237 Non-core1 2010 – 2014 CAGR Non-core: (13%) Core: 11% Total: (6%) $215 $195 $184 $184 50 1 Non-core loans include runoff portfolios, which are predominantly discontinued products no longer originated and purchase credit-impaired loans 2 Core loans primarily include loans held in Real Estate Portfolios, as well as loans residing in Production and Servicing, which are predominantly prime mortgage loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies Core2 Maximize our share of high quality originations

M O R T G A G E B A N K I N G Source: CoreLogic as of 3Q14 Home price index (HPI) – peak to September 2014 Housing market fundamentals continue to improve… Source: National Association of Realtors (NAR) as of 4Q14 Months of inventory 0 4 8 12 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 2010 2011 2012 2013 2014 Number of underwater homes in the U.S. (mm) 12.0 12.1 10.5 6.6 5.1 2010 2011 2012 2013 2014 Source: CoreLogic as of 3Q14 (58%) (40%) (30%) (20%) (10%) 0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 Peak to trough: (32%) Trough to current: 29% 51 30+ day delinquent units (mm) 0 2 4 6 ~3.1mm Source: CoreLogic as of December 2014

M O R T G A G E B A N K I N G … which has driven improvement in credit performance in our real estate portfolios Non-credit impaired net charge-offs2 Purchased credit-impaired 30+ day delinquencies Non-credit impaired 30+ day delinquencies1 1.6% 1.0% 0.7% 0.6% 0.6% 0.4% 0.3% 0.4% 0% 1% 2% 3% 4% $0.0 $0.5 $1.0 $1.5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Net charge-offs ($B) Net charge-off rate (%) 4.6% 4.2% 3.8% 3.7% 3.3% 3.0% 2.9% 2.7% 0% 2% 4% 6% 8% $0 $2 $4 $6 $8 $10 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 30+ delinquencies ($B) 30+ delinquency rate (%) 19.3% 17.9% 16.2% 15.3% 14.3% 14.1% 13.7% 13.3% 0% 5% 10% 15% 20% 25% $0 $5 $10 $15 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 30+ day delinquencies (UPB, $B) 30+ day delinquency rate (%) 1 Based on carrying value 2 Net charge-offs exclude PCI write-offs of $53mm, $61mm, $48mm, $87mm, and $337mm for 4Q13, 1Q14, 2Q14, 3Q14, and 4Q14 respectively 52

M O R T G A G E B A N K I N G 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2007 2008 2009 2010 2011 2012 2013 2014 Chase Industry The quality of our servicing book continues to improve as we are actively managing down our default inventory Foreclosure inventory (K)  Actively reduced default inventory through servicing sales and subservicing 2011 2012 2013 2014 Pre 2010 vintages 2010 onward vintages 399 312 167 93 30+ day delinquency rate (%)1 3 1 Based on number of loans serviced; includes foreclosures and excludes 2nd Liens and REO inventory; 2007-2013 data as of December 31st and 2014 data as of September 30th 2 Chase internal data 3 Source: Mortgage Bankers Association 2 53 Improve quality of servicing portfolio

Drive efficiencies

We continue to reduce servicing expense

Servicing expense has been declining…



Quarterly trend in servicing expense ($mm)
(~$300mm)
$873
$663
$560
4Q12[1]
4Q13
4Q14

[1] Excludes ~$700mm of expense related to Independent Foreclosure Review settlement

…and will continue to trend downward

- Quality of servicing book continues to improve
- Servicing cost per loan is decreasing
- Investments in control and operational improvements caused delay in achieving $500mm servicing expense target in 4Q14
  - Quarterly servicing expense will decline below $500mm by 2Q15
- Continued investment in technology to improve operating efficiency

MORTGAGE BANKING
54
JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G We have competitive advantages across the mortgage lifecycle Our business model Production Breadth of distribution (retail, including branch network, and correspondent) Quality products Brand Strong customer service Servicing Low cost of funds MSR risk management expertise High barriers to entry Economies of scale with existing book Strong customer service Attractive counterparty Portfolio Low cost of funds Risk management expertise Ability to leverage our balance sheet and material balance sheet growth opportunity Our competitive advantages We are creating a sustainable, high quality business Production Servicing and portfolio pipeline Servicing High quality recurring cash flow Portfolio High quality balance sheet assets Hi g h q u al it y a s s e ts 55

M O R T G A G E B A N K I N G  Deliver a great customer experience  Maximize our share of high quality originations  Improve quality of servicing portfolio  Drive efficiencies The business will continue to face headwinds but we will continue to execute against our strategy and improve returns Strategic priorities 56

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 57 Card Services 57 Consumer & Community Banking 1 Consumer Banking 20 Mortgage Banking 39 Appendix 76

We continue to execute on the core elements of our strategy

	2014 Investor Day plan	Progress
Execute against core business drivers	▪ Modest loan growth ▪ Strong returns on marketing driving sales and balance growth ▪ Maintain strong efficiency ratio ▪ Deliver through-the-cycle credit discipline	✓ Grew loan balances by 3% in 2014 ✓ Achieved 40% efficiency ratio[1] in 2014 ✓ Strong credit quality – 2.75% net charge-off rate in 2014
Deliver best-in-class rewards	▪ Continue to build and market Ultimate Rewards ▪ Invest in strategic co-brand and merchant partnerships	✓ Redesigned Ultimate Rewards with weekly visits up 21% ✓ Continued high growth of long-standing travel and e-commerce co-brand partnerships
Drive digital engagement	▪ Continue digital innovation ▪ Improve customer experience by providing access through preferred channels ▪ Drive cost efficiencies	✓ 56% of acquisitions through digital channels in 2014 ✓ 88% of Ultimate Reward redemptions through digital channels in 2014 ✓ Over $350mm in cost efficiencies by reducing direct mail and paper statements since 2011
Lead payments innovation	▪ Leverage ChaseNet to deliver seamless online and mobile payment solutions ▪ Deliver innovative payment solutions to both consumers (e.g., enhanced person-to-person) and merchants	✓ ChaseNet roll-out exceeding expectations ✓ Chase Pay[SM] in a successful pilot phase in preparation for a broader launch this year

[1] Excludes Commercial Card

58

JPMORGAN CHASE & CO.

CARD SERVICES

C A R D S E R V I C E S Chase Card Services is an exceptional franchise that continues to deliver strong returns 1 Excluding the impact of loan loss reserve release, Card Services ROE would have been 26% in 2013 and 21% in 2014; LLR tax effected at 38% tax rate 2 Excludes Commercial Card 3 Excludes held-for-sale loans $ in millions, except ratios and where otherwise noted 2013 2014 YoY Δ Performance Revenue $15,615 $15,055 (4%) Expense $6,245 $6,152 (1%) Net charge-offs $3,879 $3,429 (12%) Pretax pre-LLR $5,491 $5,474 - Revenue margin 12.63% 12.03% ROE1 34% 23% Key drivers Average loans outstanding $123,613 $125,113 1% End of period loans outstanding $127,791 $131,048 3% Sales volume ($B)2 $419.5 $465.6 11% Merchant processing volume ($B) $750.1 $847.9 13% Net charge-off rate3 3.14% 2.75% Key metrics and performance targets 59

Revenue headwinds are subsiding 2012 Headwinds Yield compression Revenue growth 2014 Distribution of Card Services revenue ($B)  Revenue drags from 2012–2014 are largely behind us  Increase in customer acquisition resulted in higher amortization costs1; costs are stabilizing  Exited products  One-time loss on non-strategic portfolio exits  Yield compression due to run-off of high rate balances will continue  Strong sales growth and core outstandings growth will drive increased revenue A B C A B C Our business is well positioned to benefit from our multi-year investment strategy 60 1 Amortization costs are contra revenue C A R D S E R V I C E S

C A R D S E R V I C E S Our focus on spend engagement continues to deliver results 61 2014 credit card sales volume ($B)1 Chase general purpose credit card sales market share $542 $466 $252 $212 $209 $116 American Express Chase Citi Bank of America Capital One Discover 2 Source: Earnings releases and Chase internal estimates 1 Excludes Commercial Card 2 American Express U.S. Card 16.1% 17.0% 18.8% 19.1% 19.8% 20.6% 21.0% 21.3% 2007 2008 2009 2010 2011 2012 2013 2014 Total 2014 market size = ~$2.2T

C A R D S E R V I C E S $107 $112 $113 $115 $121 $31 $20 $15 $13 $10 2010 2011 2012 2013 2014 Card Services EOP outstandings ($B) 1 Non-core loans include runoff portfolios, discontinued product/products no longer originated, and/or business simplification efforts, prior period non-core loans have been restated to include newly exited Card portfolios 2 Proforma impact estimated using 2014 data Non-core1 $128 $132 $138 $128 Core 2014 was the turning point in portfolio growth $131 Growth drivers +3% 62  Growth in the portfolio is driven by the value proposition in our Chase branded and partner products  Core balance growth now outpacing the decline in non-core balances  Included in 2014 in the non-core portfolio are loans held for sale, which we expect to exit in 2015  With the proforma impact of these exits2, ~5% of our loan portfolio would be non-core with minimal net income impact and a 70bps improvement in our efficiency ratio

C A R D S E R V I C E S We maintain a competitive efficiency ratio despite significant investments in marketing and digital Source: Earnings releases; Chase internal data 1 Excludes Commercial Card 2 AmEx’s estimated rewards expense is removed from expense and netted against revenue, consistent with the industry practice 3 Includes both branded and retail partner cards Chase Consumer and Small Business Card expense (indexed to 2009)1 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2009 2010 2011 2012 2013 2014 Total Expenses Marketing Opex 0 Efficiency ratio vs. competitors (2014) (%) 51% 51% 40% 39% 37% Cap One Card Amex U.S. Card Chase Discover Citi NA Card 2 1 3 Expense declined by 1% in 2014 while sales volume increased 11% and outstandings increased 3% 63

C A R D S E R V I C E S Our marketing dollars are generating higher returns 64 In-year outstandings by vintage In-year sales by vintage 2012 2014 +41% Note: Excludes Commercial Card and certain terminated partner portfolios 2012 2014 +51%

C A R D S E R V I C E S Net charge-off1 and delinquency rate trends Note: Includes held-for-sale loans 1 4Q14 NCO rate of 2.48% is normalized to exclude one-time acceleration of exits; including the impact of these exits the 4Q14 rate is 2.69% 2 4Q14 roll-rates normalized to exclude one-time acceleration of exits Delinquency $ roll-rate from current to bucket 2 (0- 60 days past due) Delinquency $ roll-rate from current to charge-off (0- 180 days past due)2 0% 2% 4% 6% 8% 10% 12% 2 Q 0 7 4 Q 0 7 2 Q 0 8 4 Q 0 8 2 Q 0 9 4 Q 0 9 2 Q 1 0 4 Q 1 0 2 Q 11 4 Q 1 1 2 Q 1 2 4 Q 1 2 2 Q 1 3 4 Q 1 3 2 Q 1 4 4 Q 1 4 NCO rate 30+ day delinquency rate 31-90 day delinquency rate Credit trends remain strong... 0.0% 0.5% 1.0% 1.5% 2.0% D e c -0 9 M a r- 1 0 Ju n -1 0 S e p -1 0 D e c -1 0 M a r- 1 1 J u n -1 1 S e p -1 1 D e c -1 1 M a r- 1 2 Ju n -1 2 S e p -1 2 D e c -1 2 M a r- 1 3 Ju n -1 3 S e p -1 3 D e c -1 3 M a r- 1 4 Ju n -1 4 S e p -1 4 D e c -1 4 0.0% 0.5% 1.0% 1.5% D e c -0 9 M a r- 1 0 Ju n -1 0 S e p -1 0 D e c -1 0 M a r- 1 1 Ju n -1 1 S e p -1 1 D e c -1 1 M a r- 1 2 Ju n -1 2 S e p -1 2 D e c -1 2 M a r- 1 3 Ju n -1 3 S e p -1 3 D e c -1 3 M a r- 1 4 Ju n -1 4 S e p -1 4 D e c -1 4 65 Down 8bps YoY in Dec. NCO down 37bps YoY in 4Q Down 3bps YoY in Dec.

… and we are focused on enhancing security for consumers and merchants

Credit card fraud[1] by category



Card present
Card not present
Identity fraud
~30%
~65%
~5%
~60%
~30%
~10%
Gross fraud
Net fraud

- More than 14mm EMV chip credit cards issued as of January 2015
- We forecast that ~90% of card present spend will be on a chip credit card by October 2015

- Transactions are secured through customer / device information and tokenization
- Will make transactions more secure

- Developing multi-channel authentication capabilities

Chase has invested in a proprietary platform for point of sale authorizations and transaction verification

[1] Fraud losses incurred by Chase in 2014 - gross fraud represents initial claims, net fraud represents post-recovery losses

CARD SERVICES

66

JPMorgan Chase & Co.

Deliver best-in-class rewards

Our recent launch of Ultimate Rewards 2.0 has contributed to our strong engagement metrics for our ~20 million Ultimate Rewards accounts

Updated digital experience

Data driven personalized experience, with simple, transparent information



Use Points
Earn Points
4,822 PTS
Welcome to an improved rewards experience.
Show me what's new
Your points balance and recent activity
See more activity
Available Now
4,822 PTS
Earning on next statement
225 PTS
Points earned summary
Additional on Dining
Additional on Travel
1 Point Per $1
669 PTS
0 PTS
4,153 PTS
Review activity
Explore travel
More ways to earn
Earn a total of 3 pts/$1 when you use your card to book travel through Chase Ultimate Rewards℠.
See more travel
Flights
Hotels
Cars
Activities
Round-trip
One-way
Multi-city
Leaving from
Going to
Or explore destinations

Key digital engagement metrics

Existing customers are increasing engagement on the platform

- ✓ Weekly visits up 21% YoY since launch
- ✓ Spend wallet share is more than double for a customer who has redeemed multiple times vs. non-redeemers

Strategic focus on travel has resulted in:

- ✓ Time spent on travel content up 53% since launch
- ✓ Travel conversion improved 45% since launch
- ✓ Travel orders up 47% in 4Q YoY

Digital redemption continues to grow

- ✓ 88% of redemptions are digital
- ✓ Mobile redemptions up 185% YoY since launch

CARD SERVICES

67

JPMORGAN CHASE & CO.

C A R D S E R V I C E S Our digital engagement metrics continue to grow rapidly 1 Includes only applications that occurred on Chase.com 2 Source: Comscore: online prime applications are identified with a >720 FICO 3 Other includes Wells Fargo, US Bank, and Barclays 4 Excludes Commercial Card, Canada and certain terminated partners/products 2011 2014 E-statements penetration4 Prime online credit card applications share2 (FY 2014) Drive digital engagement Over $350mm in cost efficiencies by reducing reliance on direct mail and paper statements since 20114 Chase 43% Capital One 12% Citi 9% Discover 9% American Express 6% Bank of America 7% Other 14% + 10ppt 3 Acquisitions through mobile channels1 A pr '1 1 A u g '1 1 De c '1 1 A pr '1 2 A u g '1 2 De c '1 2 A pr '1 3 A u g '1 3 De c '1 3 A pr '1 4 A u g '1 4 De c '1 4 Smartphone Tablet 68

Lead payments innovation

We have a clear consumer payments strategy to address merchant and consumer needs

Payments strategy

Develop ChaseNet solutions

- Streamlined rules
- Simplified pricing structure
- Value-added services

Launch our proprietary online wallet (Chase Pay^{SM}) and pursue first in wallet strategy with leading wallet providers

Build “Next-gen” Chase QuickPay^{SM} (P2P)

CARD SERVICES

69

JPMORGAN CHASE & CO.

C A R D S E R V I C E S Signed merchants ChaseNet roll-out has exceeded our initial expectations and has enabled our continued market share gains Volumes running over ChaseNet by month Ja n -1 4 Fe b -1 4 M a r- 1 4 A p r- 1 4 M a y- 1 4 Ju n -1 4 Ju l- 1 4 A u g -1 4 S e p -1 4 O c t- 1 4 N o v -1 4 D e c -1 4 Ja n -1 5 Lead payments innovation Pilot mode 60K+ merchants active, with January 2015 annualized run-rate of ~$16B  Streamlined rules (e.g., removed signature requirement for transactions less than $1K)  Simplified pricing structure delivering improved economics  Insights available from Chase based on the end-to- end customer view ChaseNet positioning 70

Lead payments innovation

Our proprietary platform has enjoyed a successful pilot

Chase Pay℠ customer experience


DOCTORS FOSTER AND SMITH
VETERINARIAN OWNED SINCE 1983
JANUARY CLEARANCE SALE
My Shopping Cart
CONTINUE SHOPPING
CHECKOUT
pay


pay
Hi AMANDA S.
Log On


pay
Shipping and Payment
Ship To
Pay With
Cancel
Continue

1. Customer selects Chase Pay checkout option
2. Customer confidently enters their secure Chase credentials to simplify payment and billing input
3. Customer chooses their known shipping address and preferred Chase payment product and checks out

Consumer value proposition

- Quick and easy checkout – no setup required; reissued cards automatically updated
- Retailer never sees or stores card number (tokenization)
- No new username and password to remember
- Same great Chase service and rewards

Merchant value proposition

- Fewer abandoned carts mean more sales
- Better security
- Highly streamlined customer experience in merchants' branded environment
- 50mm+ Chase customers ready to use

CARD SERVICES
71
JPMORGAN CHASE & CO.

C A R D S E R V I C E S Early adopters of Apple PayTM are attractive customers and engaged with Chase 1 Includes debit and credit; provisioned on or after October 20, 2014 launch date 2 Spend distributions based on cumulative spend volumes ($) as of January 31, 2015 3 Average Chase active population defined as having made at least one purchase in 2014 4 Apple Pay profile is based on the population of open and enrolled accounts Larger share of credit card spend Adoption of Apple Pay in our card base continues to rise Younger users and higher income  Height: 5.08cm (2.00”)  Width: 11.01cm (4.33”) – Horizontal: 14.81cm (5.83”) – Vertical: 5.08cm (2.00”)  Height: 5.08cm (2.00”)  Width: 11.01cm (4.33”) – Horizontal: 3.38cm (1.33”) – Vertical: 12.07cm (4.75”) Average Chase active Average Chase Apple Pay Credit card spend share of wallet Average age As our customers continue to embrace digital wallets, Chase is well positioned to deliver digital payments experiences to meet our customers’ needs +18 ppt (9) years Lead payments innovation 3 October November December January # of cards provisioned over time1 72 Average income +21% 4 Average Chase active3 Average Chase Apple Pay Apple Pay spend distribution2 58% 42% Merchant distribution Top 5 merchants All other merchants 69% 31% Credit vs. debit Debit Credit 4

Lead payments innovation

With ChaseNet, we are well positioned to provide consumers with an integrated shopping experience as we build out our digital platform

Integrated experience

Simple digital payment experience; pay anywhere and pay anyone


Easy pay
Chase merchants
Targeted offers
Rewards
ChaseNet
Chase consumers
Simple redemption

Targeted and contextual / location specific offers; simplified mobile access

Rewards integration across proprietary and partner/merchant loyalty programs

Simple redemption experience across a broad merchant network

73

CARD SERVICES

JPMORGAN CHASE & CO.

C A R D S E R V I C E S Summary  Underlying performance drivers are strong, and we continue to gain market share of general purpose credit card sales volume  Credit quality of our portfolio is excellent; credit trends remain positive  Tight focus on expense management resulting in a strong efficiency ratio  Innovation in digital channels continues to enhance the customer experience and lower costs  Strength of our issuing and acquiring businesses positions us well to innovate in payments 74

C O N S U M E R & C O M M U N I T Y B A N K I N G Our strategic agenda is focused on 6 key areas  Continue to improve the customer experience and deepen relationships  Continue to simplify our business  Maintain strong control environment and automate processes  Reduce expenses  Increase digital engagement  Lead payments innovation 75

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 76 Appendix 76 Consumer & Community Banking 1 Consumer Banking 20 Mortgage Banking 39 Card Services 57

A P P E N D I X Notes on slide 3 – Chase Consumer & Community Banking is a strong franchise with leadership positions across all its businesses 1. TNS 2014 Retail Banking Monitor; based on total U.S. (~5K surveys per quarter) and Chase footprint (~2.8K surveys per quarter); TNS survey question used to determine primary bank: “Most people have one bank they rely on more than any other. Which one of these banks do you consider to be your main or primary bank?” 2. Per compete.com as of December 2014 3. Based on Forrester Research, U.S. Mobile Banking Functionality Rankings as of May 2014 4. Based on Nilson data as of 2013 5. Based on Nilson data as of 2013 and Internet Retailer for 2013 6. Based on disclosures by peers and internal estimates as of 4Q14 7. Based on Phoenix Credit Card Monitor for 12-month period ending September 2014; based on card accounts and revolving balance dollars 8. Based on Inside Mortgage Finance as of 4Q14 for Servicer and Originator rankings 9. Per Auto count data for December 2014 YTD 77

A P P E N D I X Notes on slide 44 – Our penetration with Chase Private Client households continues to improve and we lead our peers in mortgage consideration among affluent consumers 1. Of those households that originated a mortgage through consumer channels in the period; Consumer Bank represents households with a DDA product 2. Source: Chase Mortgage Banking Brand Tracker; Q4 2014 3. Affluent defined as consumers with $150K+ income or $500K+ assets 4. Company/bank level consideration; survey question = “How likely are you to consider using each of these companies and banks the next time you are in the market for a mortgage or home equity loan and line of credit?”; % of survey respondents that selected one of the top 2 boxes (“Only one” or “one of 2 or 3 I would consider”) on a 5 point scale 78